UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22603

Name of Fund:	BlackRock Municipal 2030 Target Term Trust (BTT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2030 Target Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2021

Date of reporting period: 01/31/2021

Item  1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

January 31, 2021

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BBF	$0.275136	$—	$—	$0.027864		$0.303000	91%	—%	—%	9%	100%

(a)

The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2021 has been a time of sudden change, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the virus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimuli. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment and posted positive returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) dropped to historic lows. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts continue to ramp up. Significant additional U.S. stimulus spending in early 2021 is being negotiated in Congress, which would provide a solid tailwind for economic growth. Inflation should increase somewhat as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.47%	17.25%

U.S. small cap equities (Russell 2000® Index)	40.89	30.17

International equities (MSCI Europe, Australasia, Far East Index)	17.58	8.94

Emerging market equities (MSCI Emerging Markets Index)	24.07	27.89

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.54

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.56)	4.91

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.91)	4.72

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.06	3.85

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	7.38

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

Municipal Market Overview For the Reporting Period Ended January 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Initial strong performance reversed abruptly as a result of the COVID-19 pandemic induced economic shutdown. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Fiscal stimulus, monetary policy accommodation, and the partial re-opening of the economy combined to stabilize the market and drive strong performance throughout the summer months. Performance briefly stalled on U.S. election uncertainty, but more recently benefited from a favorable technical backdrop, vaccine optimism, and expectation for additional fiscal aid from the newly unified Democratic government.

Strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment resulting in record outflows. During the 12 months ended January 31, 2021, municipal bond funds experienced net inflows totaling $40 billion, drawn down by nearly $46 billion in outflows during the months of March and April 2020 (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $448 billion but slowed during the height of the pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance

S&P Municipal Bond Index Total Returns as of January 31, 2021 6 months: 2.06% 12 months: 3.85%
refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

From January 31, 2020 to January 31, 2021, yields on AAA-rated 30-year municipal bonds decreased by 42 basis points (“bps”) from 1.80% to 1.38%, while ten-year rates decreased by 43 bps from 1.15% to 0.72% and five-year rates decreased by 62 bps from 0.84% to 0.22% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 30 bps, lagging the 106 bps of steepening experienced in the U.S. Treasury curve.

After dislocating at the height of the pandemic, consistent municipal outperformance in the intermediate and long-end of the curve has resulted in extremely rich valuations with ten- and 30-year municipal-to-Treasury ratios at all-time tights.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is poised to provide another massive federal aid injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made earlier in 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments face daunting financial challenges, the combination of new federal stimulus and vaccine distribution should augment economic activity and, consequently, bolster revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should bring better operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, the effective vaccine regimen and prospects for improved distribution suggest that a rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals are expected to improve noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of January 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

M U N I C I P A L M A R K E T O V E R V I E W	5

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of January 31, 2021	BlackRock California Municipal Income Trust (BFZ)

Investment Objective

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFZ

Initial Offering Date	July 27, 2001

Yield on Closing Market Price as of January 31, 2021 ($14.30)(a)	3.19%

Tax Equivalent Yield(b)	6.95%

Current Monthly Distribution per Common Share(c)	$0.0380

Current Annualized Distribution per Common Share(c)	$0.4560

Leverage as of January 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2021, was increased to $0.0430 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low
Market Price	$14.30	$13.79	3.70%	$14.30	$13.00
Net Asset Value	16.22	15.86	2.27	16.22	15.33

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	7

Trust Summary as of January 31, 2021 (continued)	BlackRock California Municipal Income Trust (BFZ)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BFZ(a)(b)	5.43%	3.98%

Lipper California Municipal Debt Funds(c)	3.82	3.45

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Despite the challenges to state and local budgets from COVID-19, California’s credit quality held up well across most sectors. The potential for higher federal tax rates in the future, together with investors’ ongoing demand for income, created a favorable technical backdrop for tax-exempt municipal bonds in high-tax states such as California.

The Trust’s positions in long-duration securities provided the best returns as yields declined and the yield curve flattened. (Duration is a measure of interest rate sensitivity.) At the sector level, positions in transportation, tax-backed local, school district, utility and education issues made the largest contributions.

The use of leverage, which added to the Trust’s income and amplified the effect of rising prices, was a further positive. The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that long-term U.S. Treasury yields rose, as prices fell, this strategy contributed to performance.

On the negative side, the Trust’s higher-quality bias represented an opportunity cost at a time of outperformance for lower-quality issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of January 31, 2021 (continued)	BlackRock California Municipal Income Trust (BFZ)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21		07/31/20

County/City/Special District/School District	27%		30%

Transportation	20		22

Utilities	15		16

Education	13		11

State	12		8

Health	9		9

Tobacco	3		3

Housing	1		1

Corporate	—	(c)	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/21		07/31/20

AAA/Aaa	7%		9%

AA/Aa	68		68

A	14		14

BBB/Baa	1		—	(c)

BB/Ba	—	(c)	—	(c)

B/B	—		1

B	1		—

CC	—		1

C	1		—

N/R	8	(f)	7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	3%

2022	3

2023	3

2024	3

2025	8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

T R U S T S U M M A R Y	9

Trust Summary as of January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT)

Investment Objective

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BTT

Initial Offering Date	August 30, 2012

Termination Date (on or about)	December 31, 2030

Yield on Closing Market Price as of January 31, 2021 ($25.95)(a)	2.89%

Tax Equivalent Yield(b)	4.88%

Current Monthly Distribution per Common Share(c)	$0.0624

Current Annualized Distribution per Common Share(c)	$0.7488

Leverage as of January 31, 2021(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low
Market Price	$25.95	$24.78	4.72%	$ 25.95	$24.30
Net Asset Value	27.14	26.31	3.15	27.14	26.01

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of January 31, 2021 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BTT(a)(b)	6.28%	4.70%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.44	5.39

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

High yield municipal bonds outperformed the broader market, led by more liquid tobacco and Puerto Rico bonds. In this environment, the Trust’s holdings in A and BBB rated securities were sizable contributors to performance. On a sector basis, state tax-backed issues were the strongest performers, highlighted by Puerto Rico. Revenue sectors, including transportation, health care and corporate-backed debt, also performed well. Holdings in longer-maturity debt outpaced short term issues.

The use of leverage augmented returns by boosting income and amplifying the effect of rising prices. Given that the Trust limits its holding to a band around the stated termination date of 2030, its credit exposure was more of a factor in its performance than its yield curve positioning.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of January 31, 2021 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Transportation	19%	24%

State	18	16

County/City/Special District/School District	18	14

Health	18	17

Corporate	9	8

Education	7	8

Utilities	6	8

Tobacco	3	3

Housing	2	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/21		07/31/20

AAA/Aaa	3%		3%

AA/Aa	30		30

A	39		41

BBB/Baa	15		14

BB/Ba	3		3

B	—	(d)	—

N/R(f)	10		9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	—%	(d)

2022	22

2023	10

2024	5

2025	5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)	Rounds to less than 1% of total investments.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2021	BlackRock Municipal Income Investment Trust (BBF)

Investment Objective

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BBF and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of BBF into BLE. The reorganization was approved by each Trust’s shareholders and is expected to occur during the second quarter of 2021, subject to the satisfaction of customary closing conditions. Prior to the reorganization, all of BBF’s VRDP Shares will be refinanced into VMTP Shares.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BBF

Initial Offering Date	July 27, 2001

Yield on Closing Market Price as of January 31, 2021 ($13.89)(a)	4.36%

Tax Equivalent Yield(b)	7.36%

Current Monthly Distribution per Common Share(c)	$0.0505

Current Annualized Distribution per Common Share(c)	$0.6060

Leverage as of January 31, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$13.89	$13.32	4.28%	$ 14.17	$12.64

Net Asset Value	14.65	14.14	3.61	14.65	13.75

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	13

Trust Summary as of January 31, 2021 (continued)	BlackRock Municipal Income Investment Trust (BBF)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

BBF(a)(b)	6.68%	5.99%

Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.44	5.39

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Given that municipal yields were little changed during the period, income was a large driver of performance. The use of leverage further augmented income as funding costs remained at depressed levels.

Yield spreads declined as the fundamental and technical backdrop for the asset class improved. As a result, some of the sectors impacted the most by COVID-19—such as health care and state tax-backed issues from lower-rated issuers (including Illinois, New Jersey and Puerto Rico)—started to recover. Holdings in the transportation sector also aided results. Additionally, longer-dated holdings with maturities of 20 years and above outperformed. The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S.Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2021 (continued)	BlackRock Municipal Income Investment Trust (BBF)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Transportation	21%	26%

Health	18	17

County/City/Special District/School District	15	21

State	14	8

Housing	12	7

Tobacco	7	7

Utilities	6	9

Education	5	4

Corporate	2	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21	07/31/20

AAA/Aaa	4%	5%

AA/Aa	35	29

A	26	28

BBB/Baa	16	15

BB/Ba	5	5

B	1	1

C	1	—

N/R(e)	12	17

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	6%

2022	2

2023	16

2024	2

2025	3

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 10%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	15

Trust Summary as of January 31, 2021	BlackRock New York Municipal Income Trust (BNY)

Investment Objective

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of each of BNY, BlackRock New York Municipal Income Quality Trust (BSE) and BlackRock New York Municipal Income Trust II (BFY), as applicable, each approved the reorganizations of BSE and BFY into BNY . The reorganization was approved by each Trust’s shareholders and is expected to occur during the second quarter of 2021, subject to the satisfaction of customary closing conditions. Prior to the reorganizations, all of the VMTP Shares of BNY will be refinanced into VRDP Shares.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2021 ($15.04)(a)	4.51%
Tax Equivalent Yield(b)	8.95%
Current Monthly Distribution per Common Share(c)	$0.0565
Current Annualized Distribution per Common Share(c)	$0.6780
Leverage as of January 31, 2021(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$15.04	$14.10	6.67%	$15.12	$13.25
Net Asset Value	15.31	15.09	1.46	15.31	14.69

Market Price and Net Asset Value History for the Past Five Years

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2021 (continued)	BlackRock New York Municipal Income Trust (BNY)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

BNY(a)(b)	9.13%	3.80%
Lipper New York Municipal Debt Funds(c)	4.91	3.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Similar to the overall municipal market, New York has recovered from the depths of the initial pandemic sell-off due to various stimulus measures and credit facilities. In addition, New York issues generally began the period at historically inexpensive valuations. However, prices were slower to recover given that New York experienced a greater impact from COVID-19. As a result, yield spreads finished January 31, 2021 above their pre-pandemic levels.

Given that municipal yields were little changed during the period, income was a large driver of performance. The use of leverage further augmented income as funding costs remained at depressed levels.

Yield spreads declined as the fundamental and technical backdrop for the asset class improved. As a result, some of the sectors impacted the most by COVID-19—such as transportation and state tax-backed issues—started to recover. Additionally, longer-dated holdings with maturities of 20 years and above outperformed. The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	17

Trust Summary as of January 31, 2021 (continued)	BlackRock New York Municipal Income Trust (BNY)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Transportation	24%	24%
County/City/Special District/School District	22	23
Utilities	14	13
State	13	11
Education	11	13
Health	6	7
Housing	5	4
Corporate	3	3
Tobacco	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	10%
2022	10
2023	10
2024	8
2025	3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21	07/31/20
AAA/Aaa	8%	10%
AA/Aa	47	48
A	26	24
BBB/Baa	7	8
BB/Ba	1	1
B/B	—	1
B	1	—
CC	—	—	(e)
C	1	—
N/R(f)	9	8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 88.0%

Corporate — 0.6%
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	$2,640	$2,961,420

County/City/Special District/School District — 19.3%
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	275	317,487
Series A, 5.00%, 09/02/44	160	183,307
Series A, 5.00%, 09/02/48	160	182,456
California Statewide Communities Development Authority, SAB, S/F Housing, Series C, 5.00%, 09/02/44	595	681,674
City of San Jose California Hotel Tax Revenue, RB
6.13%, 05/01/31	500	506,580
6.50%, 05/01/36	1,210	1,227,013
6.50%, 05/01/42	2,225	2,256,039
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(a)	10,000	11,570,300
Fremont Unified School District/Alameda County, GO, Series D, 2.00%, 08/01/41	5,000	4,974,950
Fremont Union High School District, GO, Series A, 4.00%, 08/01/40	3,000	3,551,100
Glendale Community College District, GO, Series A, 5.25%, 08/01/41	5,000	6,312,400
Hayward Area Recreation & Park District, Refunding GO, Series A, 5.00%, 08/01/42	4,950	6,226,852
Hayward Unified School District, GO, (AGM), 4.00%, 08/01/45	2,500	2,960,325
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	5,030	6,271,505
Orange County Community Facilities District, ST
4.00%, 08/15/40	260	288,397
4.00%, 08/15/50	245	266,795
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45	8,990	10,760,670
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/41	8,000	9,775,200
San Diego Unified School District, GO, CAB, Series C, 0.00%, 07/01/40(b)	7,215	4,793,574
San Francisco Bay Area Rapid Transit District, GO, 3.00%, 08/01/49	9,965	10,797,974
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(a)	2,000	2,226,200
San Leandro Unified School District, GO, Series A, 5.75%, 08/01/41	3,060	3,143,875
Santa Monica Public Financing Authority, RB, 5.00%, 07/01/42	1,250	1,538,125
West Contra Costa Unified School District, GO, Series A, 5.50%, 08/01/39	2,500	2,820,900
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,670	4,374,787

		98,008,485

Education — 6.0%
California Enterprise Development Authority, RB(c)
Series A, 5.00%, 07/01/50	1,200	1,271,052
Series A, 5.00%, 07/01/55	600	633,630
California Municipal Finance Authority, RB(c)
Series A, 5.00%, 10/01/39	220	232,575
Series A, 5.00%, 10/01/49	370	387,168

Security	Par (000)	Value

Education (continued)
California Municipal Finance Authority, RB(c) (continued)
Series A, 5.00%, 10/01/57	$725	$755,160
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/34	750	857,010
5.00%, 08/01/39	425	452,039
5.00%, 08/01/48	615	638,893
California Public Finance Authority, RB, Series A, 5.00%, 07/01/54(c)	285	289,862
California School Finance Authority, RB(c)
5.00%, 06/01/40	270	289,967
5.00%, 06/01/50	430	457,873
5.00%, 06/01/59	685	725,826
Series A, 5.00%, 06/01/49	1,000	1,067,730
Series A, 5.00%, 06/01/58	2,120	2,292,292
California State University, RB, Series C, 3.00%, 11/01/39	3,295	3,725,656
California Statewide Communities Development Authority, RB, 5.00%, 06/01/51(c)	240	263,537
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	600	693,810
Series A, 5.00%, 07/01/61	3,600	4,110,408
University of California, Refunding RB
Series AR, 5.00%, 05/15/38	4,250	5,221,720
Series AZ, 5.00%, 05/15/43	5,035	6,393,292

		30,759,500

Health — 5.6%
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/25(a)	3,580	4,391,550
Series A, 5.25%, 11/01/41	8,500	8,807,020
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 04/01/49	3,000	3,480,510
Series A, 4.00%, 08/15/50	6,350	7,595,172
Series B, 5.00%, 11/15/46	2,960	3,600,070
California Municipal Finance Authority, Refunding RB(c)
Series A, 5.00%, 11/01/39	195	225,258
Series A, 5.00%, 11/01/49	220	247,584

		28,347,164

Housing — 1.3%
California Community Housing Agency, RB, Series A, 4.00%, 02/01/56(c)(d)	1,260	1,373,060
California Community Housing Agency, RB, M/F Housing, Series A, 5.00%, 04/01/49(c)	2,450	2,805,985
California Housing Finance, RB, M/F Housing, Series A, 4.25%, 01/15/35	1	840
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 08/01/56(d)	1,455	1,608,022
Series A, 5.00%, 07/01/51	1,015	1,167,636

		6,955,543

State — 10.6%
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	4,335	4,892,047
Series I, 5.50%, 11/01/33	4,940	5,643,011
California State Public Works Board, Refunding RB, Series C, 5.00%, 11/01/34	7,750	9,552,805
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	300	349,932
4.00%, 09/02/50	240	254,722

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
California Statewide Communities Development Authority, SAB, S/F Housing (continued) 5.00%, 09/02/50	$240	$274,349
City of Roseville California, ST, 4.00%, 09/01/45	350	373,300
State of California GO, 3.00%, 10/01/37	14,000	15,764,560
State of California, Refunding GO, 5.00%, 08/01/37	13,000	16,751,150

		53,855,876

Tobacco — 5.4%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	245	286,547
5.00%, 06/01/50	285	335,382
Series A, 4.00%, 06/01/49	355	416,933
California County Tobacco Securitization Agency, Refunding RB, CAB(b)
0.00%, 06/01/55	2,425	585,929
Series B-2, Subordinate, 0.00%, 06/01/55	3,635	701,882
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	475	494,076
Series A-2, 5.00%, 06/01/47	18,670	19,419,787
Tobacco Securitization Authority of Northern California, Refunding RB, Series A-1, 5.38%, 06/01/38	2,000	2,001,720
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	2,695	3,305,337

		27,547,593

Transportation — 22.7%
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/29	2,045	2,256,249
Series A, AMT, 5.00%, 05/15/37	3,520	4,383,597
Series A, AMT, 5.00%, 05/15/44	5,885	7,189,587
Series B, AMT, 5.00%, 05/15/36	2,600	3,122,106
Sub-Series A, AMT, 5.00%, 05/15/42	26,875	31,978,562
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Subordinate, 5.00%, 05/15/38	5,000	6,331,450
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.00%, 05/15/39	4,060	5,292,413
County of Sacramento California Airport System Revenue, Refunding RB, Series A, 5.00%, 07/01/41	13,500	16,258,590
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A-1, AMT, 5.75%, 03/01/34	5,875	5,899,440
Series A-1, AMT, 6.25%, 03/01/34	2,650	2,662,084
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	4,135	4,710,551
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/42	16,735	20,065,934
Series D, AMT, 5.25%, 05/01/48	2,250	2,773,935
Series E, AMT, 5.00%, 05/01/40	2,000	2,506,520

		115,431,018

Utilities — 16.5%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB
Series A, 5.00%, 11/01/50	10,000	13,221,200
Series D, 5.00%, 11/01/32	5,000	6,406,200
East Bay Municipal Utility District Water System Revenue, RB Series A, 5.00%, 06/01/45	3,245	4,026,201

Security	Par (000)	Value

Utilities (continued)
East Bay Municipal Utility District Water System Revenue, RB (continued) Series C, 4.00%, 06/01/45	$5,000	$5,604,800
Los Angeles Department of Water & Power Power System Revenue, RB
Series A, 5.00%, 07/01/42	10,670	13,219,277
Series B, 5.00%, 07/01/38	3,000	3,659,430
Los Angeles Department of Water, Refunding RB
Series A, 5.00%, 07/01/41	5,000	6,199,600
Series A, 5.00%, 07/01/44	1,500	1,847,070
Series A, 5.25%, 07/01/44	3,000	3,763,080
Series B, 5.00%, 07/01/43	7,150	9,142,062
San Diego Public Facilities Financing Authority RB, Series A, 4.00%, 08/01/45	1,630	1,998,347
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	3,124,415
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	9,130	11,590,261

		83,801,943

Total Municipal Bonds in California		447,668,542

Puerto Rico — 5.7%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	3,184,095
Series A-1, Restructured, 5.00%, 07/01/58	10,154	11,531,492
Series A-2, Restructured, 4.33%, 07/01/40	2,588	2,860,698
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,835,270
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	8,577	2,712,476

		23,124,031

Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, 5.50%, 05/15/39	505	518,216

Utilities — 1.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	3,865	4,073,439
Series A, Senior Lien, 5.13%, 07/01/37	1,105	1,169,123

		5,242,562

Total Municipal Bonds in Puerto Rico		28,884,809

Total Municipal Bonds — 93.7% (Cost: $434,284,097)		476,553,351

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 66.9%

County/City/Special District/School District — 23.9%
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/44	11,200	14,249,312
Palomar Community College District, GO, Series C, 5.00%, 08/01/44(a)	15,140	18,381,020
San Diego Unified School District, GO, Series I, 5.00%, 07/01/47	10,000	12,377,700
San Francisco Bay Area Rapid Transit District, GO, Series A, 5.00%, 08/01/47	10,615	13,187,757

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Joaquin Delta Community College District, GO, Series C, 5.00%, 08/01/24(a)	$14,505	$16,924,863
San Jose Unified School District, GO, Series C, 4.00%, 08/01/24(a)	6,100	6,916,302
Santa Clara County Financing Authority, RB, Series A, 4.00%, 05/01/45	22,230	26,439,028
Santa Monica Community College District, GO, Series A, 5.00%, 08/01/43	10,000	12,938,200

		121,414,182

Education — 15.2%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	11,792	14,229,569
University of California, RB
Series AM, 5.25%, 05/15/44	5,000	5,791,400
Series M, 5.00%, 05/15/42	10,000	12,426,400
University of California, Refunding RB
Series AI, 5.00%, 05/15/38	14,225	15,756,317
Series AR, 5.00%, 05/15/41	10,165	12,356,165
Series I, 5.00%, 05/15/40	14,065	16,623,705

		77,183,556

Health — 8.9%
California Health Facilities Financing Authority, RB(a)
Series A, 5.00%, 08/15/23	9,695	10,891,267
Series A, 5.00%, 11/15/41	11,620	14,254,138
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	18,960	19,967,534

		45,112,939

State — 3.9%
State of California, Refunding GO, 4.00%, 10/01/39	16,620	20,144,936

Transportation — 8.7%
City & County of San Francisco California, Refunding COP, Series A, 4.00%, 04/01/43	10,865	12,367,623
City of Los Angeles Department of Airports, ARB, AMT, Series D, 5.00%, 05/15/41	18,632	21,852,971
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series B, 5.00%, 05/01/41	8,720	10,346,106

		44,566,700

Utilities — 6.3%
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	6,412	7,721,140
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	20,000	24,270,200

		31,991,340

Total Municipal Bonds in California		340,413,653

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 66.9% (Cost: $311,815,723)		340,413,653

Total Long-Term Investments — 160.6% (Cost: $746,099,820)		816,967,004

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(f)(g)	928,375	$928,468

Total Short-Term Securities — 0.2% (Cost: $928,375)		928,468

Total Investments — 160.8% (Cost: $747,028,195)		817,895,472

Other Assets Less Liabilities — 1.1%		5,242,725

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.2)%		(143,339,384)

VMTP Shares at Liquidation Value — (33.7)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$508,498,813

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock California Municipal Income Trust (BFZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$614,041	$314,293	(a)	$—	$41	$93	$928,468	928,375	$196	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	193	03/22/21	$26,447	$(8,061)
Long U.S. Treasury Bond	71	03/22/21	11,979	52,771

				$44,710

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$52,771	$—	$52,771

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$8,061	$—	$8,061

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$884,492	$—	$884,492

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$44,710	$—	$44,710

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock California Municipal Income Trust (BFZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — short	$19,213,031

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$476,553,351	$—	$476,553,351
Municipal Bonds Transferred to Tender Option Bond Trusts	—	340,413,653	—	340,413,653
Short-Term Securities
Money Market Funds	928,468	—	—	928,468

	$928,468	$816,967,004	$—	$817,895,472

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$52,771	$—	$—	$52,771
Liabilities
Interest Rate Contracts	(8,061)	—	—	(8,061)

	$44,710	$—	$—	$44,710

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(143,275,836)	$—	$(143,275,836)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(314,575,836)	$—	$(314,575,836)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.0%
Alabama Federal Aid Highway Finance Authority, RB
Series A, 5.00%, 09/01/33	$3,985	$5,048,955
Series A, 5.00%, 09/01/34	3,500	4,428,515
Alabama Public School and College Authority, Refunding RB, Series A, 5.00%, 11/01/30	11,900	16,631,797
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	11,659,500
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,265,253
Series A, 5.00%, 07/01/32	1,150	1,315,462
Series A, 5.00%, 07/01/33	1,600	1,821,200
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB(a)
Series B, Senior Lien, (AGM), 0.00%, 10/01/31	7,375	4,577,146
Series B, Senior Lien, (AGM), 0.00%, 10/01/32	6,295	3,628,438
Series B, Senior Lien, (AGM), 0.00%, 10/01/33	1,275	683,553
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/33	1,010	1,243,270
Series A, 5.00%, 12/01/34	1,380	1,692,750
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,339,105
(AGM), 5.00%, 11/01/30	2,000	2,417,540

		57,752,484

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Series A, 4.63%, 06/01/23	735	736,198

Arizona — 1.9%
Arizona Health Facilities Authority, Refunding RB
Series A, 5.00%, 02/01/34	6,340	6,637,917
Series B, 5.00%, 02/01/33	1,810	1,978,058
Arizona Industrial Development Authority, RB(b)
4.00%, 07/01/29	760	812,303
4.50%, 07/01/29	765	792,288
4.00%, 07/01/30	700	717,416
Series A, 4.00%, 07/01/29	4,135	4,204,261
Industrial Development Authority of the City of Phoenix, RB
6.00%, 07/01/23(c)	275	298,171
Series A, 4.50%, 07/01/22	205	209,061
Series A, 5.75%, 07/01/24(b)	620	658,490
Series A, 5.00%, 07/01/33	1,000	1,026,260
Industrial Development Authority of the County of Pima, Refunding RB, Series A, 4.00%, 09/01/29	6,000	6,445,620
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(b)	855	918,048
Series A, 5.00%, 01/01/31	10,000	12,450,200

		37,148,093

California — 7.8%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(a)	10,530	8,565,313

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	$1,600	$2,033,408
Series A, 5.00%, 11/15/33	1,855	2,351,713
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,952,320
California Municipal Finance Authority, RB, 4.00%, 10/01/33	2,500	2,669,175
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,105,410
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,454,784
Series A, 5.00%, 07/01/31	1,050	1,269,534
California School Finance Authority, RB(b)
5.00%, 06/01/30	565	624,596
Series A, 5.00%, 06/01/29	290	321,915
Series A, 5.00%, 06/01/32	1,100	1,233,023
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/31	1,200	1,474,380
Series A, AMT, 5.00%, 05/15/32	1,800	2,204,154
Series A, AMT, 5.00%, 05/15/33	675	824,162
Series A, AMT, 5.00%, 05/15/34	1,650	2,009,799
Compton Unified School District, GO(a)
Series B, (BAM), 0.00%, 06/01/33	1,000	765,700
Series B, (BAM), 0.00%, 06/01/34	1,125	830,250
Series B, (BAM), 0.00%, 06/01/35	1,000	711,600
Series B, (BAM), 0.00%, 06/01/36	1,000	677,850
El Camino Community College District Foundation, GO, CAB(a)
Series C, 0.00%, 08/01/30	9,090	8,173,910
Series C, 0.00%, 08/01/31	12,465	10,946,389
Series C, 0.00%, 08/01/32	17,435	14,928,370
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	17,865,160
Los Angeles Regional Airports Improvement Corp., Refunding RB, AMT, 5.00%, 01/01/32	4,110	4,273,290
Los Angeles Unified School District, GO, Series A, 4.00%, 07/01/33	3,000	3,421,890
Monterey Peninsula Community College District, Refunding GO, CAB(a)
0.00%, 08/01/30	3,500	2,898,105
0.00%, 08/01/31	5,940	4,718,023
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,445	3,147,448
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	615,285
Series A, AMT, 5.00%, 03/01/31	1,500	1,841,025
Series A, AMT, 5.00%, 03/01/32	1,000	1,223,550
Series A, AMT, 5.00%, 03/01/33	975	1,190,222
Series A, AMT, 5.00%, 03/01/34	1,250	1,523,400
Series A, AMT, 5.00%, 03/01/35	2,000	2,433,240
Poway Unified School District, GO(a)
Series A, 0.00%, 08/01/30	10,000	8,897,300
Series A, 0.00%, 08/01/32	12,500	10,550,000
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,229,040

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.00%, 08/01/30	$10,000	$12,729,100
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	820,605

		149,504,438

Colorado — 3.4%
Central Platte Valley Metropolitan District, GO
Series A, 5.13%, 12/01/29	700	767,172
Series A, 5.50%, 12/01/29	750	829,717
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/33	25,000	31,345,000
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/30(a)	1,000	821,150
Colorado Educational & Cultural Facilities Authority Refunding RB, 4.00%, 12/01/30(b)	1,185	1,221,877
Colorado Health Facilities Authority, Refunding RB
4.00%, 05/15/26(d)	2,860	3,407,719
Series A, 5.00%, 12/01/22(d)	3,000	3,263,970
Series A, 4.00%, 08/01/37	3,000	3,548,340
Park Creek Metropolitan District, Refunding RB
Series A, Senior Lien, 5.00%, 12/01/27	1,500	1,784,310
Series A, Senior Lien, 5.00%, 12/01/28	1,500	1,784,340
Series A, Senior Lien, 5.00%, 12/01/30	1,350	1,604,002
Series A, Senior Lien, 5.00%, 12/01/31	1,500	1,778,865
Plaza Metropolitan District No.1, Refunding TA(b)
4.00%, 12/01/23	1,000	1,019,310
4.10%, 12/01/24	5,080	5,179,924
4.20%, 12/01/25	5,280	5,385,970
Tallyn’s Reach Metropolitan District No.3, GO, 5.00%, 12/01/23(d)	502	569,850

		64,311,516

Connecticut — 0.8%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,378,156
(SAP), 5.00%, 06/15/31	1,125	1,410,311
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(b)	370	415,669
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(b)	225	263,520
Series G-1, 5.00%, 07/01/28(b)	300	357,012
Series G-1, 5.00%, 07/01/29(b)	300	362,181
Series G-1, 5.00%, 07/01/30(b)	300	360,543
Series G-1, 5.00%, 07/01/32(b)	425	506,481
Series G-1, 5.00%, 07/01/34(b)	355	419,262
Series I-1, 5.00%, 07/01/35	400	482,740
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	8,875,860

		14,831,735

Delaware — 0.7%
County of Kent Delaware, RB
Series A, 4.00%, 07/01/22	230	231,760
Series A, 5.00%, 07/01/24	705	736,485
Series A, 5.00%, 07/01/25	805	848,043
Series A, 5.00%, 07/01/26	850	901,332
Series A, 5.00%, 07/01/27	890	948,411
Series A, 5.00%, 07/01/28	935	996,261

Security	Par (000)	Value

Delaware (continued)
Delaware State Economic Development Authority, Refunding RB, 1.25%, 10/01/45(e)	$5,035	$5,101,210
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,430,050
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,721,660

		13,915,212

District of Columbia — 0.1%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(d)	1,700	1,939,751

Florida — 7.1%
Capital Projects Finance Authority, Refunding RB, Series A-1, 5.00%, 10/01/30	1,000	1,182,400
Capital Trust Agency, Inc., RB, Series A, 4.00%, 06/15/29(b)	1,790	1,893,355
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/32	1,610	2,063,408
Senior Lien, 5.00%, 07/01/33	2,750	3,516,287
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	4,617,375
City of Tampa Florida, Refunding RB, Series A, 4.00%, 09/01/33	10,000	10,620,500
County of Broward Florida, RB
Series A, AMT, (AGM), 5.00%, 04/01/30	600	654,156
Series A, AMT, (AGM), 5.00%, 04/01/33	740	806,260
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,715,176
County of Palm Beach Florida, RB, 5.00%, 04/01/29(b)	1,000	1,082,980
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(a)
Series B, 0.00%, 06/01/30	2,000	1,779,240
Series B, 0.00%, 06/01/31	1,295	1,125,666
Series B, 0.00%, 06/01/32	2,495	2,116,758
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,278,168
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(b)	6,930	7,401,656
Florida Development Finance Corp., Refunding RB, 4.00%, 09/15/30(b)	470	494,755
Jacksonville Port Authority, Refunding ARB, AMT, 4.50%, 11/01/22(d)	9,445	10,128,818
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(b)	540	559,505
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	393,502
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	1,025,877
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,142,530
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	15,631,775
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 05/15/31	410	476,912
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	16,805	19,838,807

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	$3,825	$4,281,016
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	1,069,080
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	10,933,110
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	554,518
Village Community Development District No.10, SAB
4.50%, 05/01/23	1,165	1,203,270
5.00%, 05/01/32	5,265	5,482,655
Village Community Development District No.5, Refunding SAB
3.50%, 05/01/28	5,200	5,471,544
4.00%, 05/01/33	1,015	1,077,057
4.00%, 05/01/34	2,195	2,321,498
Village Community Development District No.6, Refunding SAB, 4.00%, 05/01/29	5,455	5,626,178

		135,565,792

Georgia — 1.6%
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,615,013
Series A, 5.00%, 05/15/30	8,000	10,255,120
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	10,029,520
Municipal Electric Authority of Georgia, Refunding RB
Series A, 5.00%, 01/01/29	3,200	4,114,400
Series A, 5.00%, 01/01/30	3,155	4,129,863

		30,143,916

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(b)	185	201,820

Illinois — 14.0%
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/22	14,830	15,941,064
Series C, 5.00%, 12/01/30	7,025	8,566,425
Series F, 5.00%, 12/01/22	4,760	5,127,044
Chicago Housing Authority, RB, M/F Housing
Series A, (HUD SEC 8), 5.00%, 01/01/33	3,000	3,679,680
Series A, (HUD SEC 8), 5.00%, 01/01/35	1,500	1,828,920
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/33	5,000	5,530,850
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	5,155,400
Series B, Senior Lien, 5.00%, 01/01/33	6,000	7,341,000
Chicago Transit Authority, Refunding RB, 5.00%, 06/01/26	3,000	3,686,220
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 01/01/30	730	806,752
City of Chicago Illinois Wastewater Transmission Revenue, RB
2nd Lien, 4.00%, 01/01/31	10,375	10,651,909
2nd Lien, 4.00%, 01/01/32	10,790	11,077,877
2nd Lien, 4.00%, 01/01/33	11,220	11,519,237
2nd Lien, 4.00%, 01/01/35	9,135	9,378,448
City of St. Charles Illinois, Refunding GO
4.00%, 12/01/30	1,620	1,723,518
4.00%, 12/01/31	1,715	1,824,143

Security	Par (000)	Value

Illinois (continued)
County of Cook Illinois, Refunding GO, Series C, 4.00%, 11/15/29	$19,750	$21,055,277
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 11/01/24	425	439,386
Series A, 5.00%, 11/01/26	460	504,611
Series A, 5.00%, 11/01/28	1,745	1,949,043
Series A, 5.00%, 11/01/29	1,840	2,051,379
Series A, 5.00%, 10/01/30	1,000	1,200,590
Series A, 5.00%, 11/01/30	1,935	2,154,352
Series A, 5.00%, 11/15/31	8,415	9,897,723
Series A, 4.00%, 10/01/32	1,000	1,130,740
Series A, 5.00%, 11/15/32	2,075	2,438,706
Series A, 4.00%, 02/01/33	11,000	11,850,080
Series A, 5.00%, 11/15/33	2,125	2,495,558
Series B, 5.00%, 08/15/30	3,205	3,912,792
Series C, 5.00%, 02/15/30	12,000	14,884,800
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	23,110,000
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	7,804,594
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,478,052
5.00%, 12/15/30	1,385	1,682,360
State of Illinois, GO
Series A, 5.00%, 12/01/28	9,950	12,052,733
Series D, 5.00%, 11/01/28	10,805	12,848,550
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	7,000	8,496,530
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(b)	370	384,108
Winnebago & Boone Counties School District No.205 Rockford, GO
4.00%, 02/01/29	9,080	9,734,940
4.00%, 02/01/30	9,835	10,542,923

		267,938,314

Indiana — 2.5%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, Series A, 1st Lien, 5.00%, 10/01/35	10,000	12,743,300
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	955	1,007,878
City of Whiting Indiana, RB, Series A, AMT, 5.00%, 03/01/46(e)	5,500	6,025,415
Indiana Finance Authority, Refunding RB, Series A, 4.00%, 05/01/23(d)	22,565	24,522,965
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,225,170
5.00%, 07/01/33	1,400	1,709,330

		47,234,058

Iowa — 2.2%
Iowa Finance Authority, Refunding RB, 5.25%, 12/01/25	13,345	14,978,962
PEFA, Inc., RB, 5.00%, 09/01/49(e)	21,415	26,256,717

		41,235,679

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas — 0.1%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	$1,370	$1,641,055

Kentucky — 0.6%
Kentucky Public Transportation Infrastructure Authority, RB, CAB
Series B, 0.00%, 07/01/30(a)	1,230	948,035
Series C, Convertible, 6.40%, 07/01/33(f)	1,500	1,818,465
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	8,912,424

		11,678,924

Louisiana — 3.0%
City of Ruston Louisiana, RB
(AGM), 5.00%, 06/01/29	1,060	1,283,363
(AGM), 5.00%, 06/01/30	1,000	1,209,480
(AGM), 5.00%, 06/01/31	1,020	1,229,814
(AGM), 5.00%, 06/01/32	1,225	1,473,528
Louisiana Public Facilities Authority, RB(b)
Series A, 5.00%, 06/01/29	710	755,880
Series A, 5.00%, 04/01/30	525	558,810
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	1,235	1,512,529
5.00%, 05/15/30	990	1,211,760
3.00%, 05/15/31	2,225	2,422,958
5.00%, 05/15/32	1,485	1,809,294
5.00%, 05/15/33	2,175	2,640,146
Series B, 3.50%, 06/01/30	5,990	6,050,379
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/30	3,000	3,307,920
Parish of St. John the Baptist Louisiana, Refunding RB
2.00%, 06/01/37(e)	2,250	2,290,410
2.10%, 06/01/37(e)	1,305	1,343,002
Sub-Series B-1, 2.13%, 06/01/37(e)	1,800	1,853,928
Sub-Series B-1, 2.38%, 06/01/37(e)	3,260	3,414,231
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT, 5.00%, 04/01/23(d)	2,875	3,165,519
State of Louisiana, GO, Series A, 4.00%, 05/15/23(d)	6,540	7,118,855
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(d)	1,925	2,151,111
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/32	4,375	4,602,763
Series A, 5.25%, 05/15/33	4,750	4,997,047
Series A, 5.25%, 05/15/35	1,500	1,636,095

		58,038,822

Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
5.00%, 01/01/33	695	852,341
5.00%, 01/01/34	305	371,484
4.00%, 01/01/35	1,000	1,121,140
Maine Turnpike Authority RB
5.00%, 07/01/29	300	400,983
5.00%, 07/01/30	275	374,544

		3,120,492

Security	Par (000)	Value

Maryland — 1.8%
Anne Arundel County Consolidated Special Taxing District, ST
4.20%, 07/01/24	$540	$551,362
4.90%, 07/01/30	1,315	1,367,561
City of Baltimore Maryland, Refunding RB, 5.00%, 09/01/31	1,250	1,299,612
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(b)	585	647,618
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	2,120,895
Maryland Economic Development Corp., RB, Series D, AMT, 5.00%, 03/31/30	1,325	1,493,831
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,553,034
5.00%, 07/01/31	2,400	2,866,960
5.00%, 07/01/32	500	619,740
5.00%, 07/01/33	2,585	3,095,592
5.00%, 07/01/34	775	956,373
Series A, 5.00%, 01/01/31	2,865	3,325,434
Series A, 5.00%, 01/01/32	3,010	3,474,022
Series A, 5.00%, 01/01/33	3,165	3,639,117
State of Maryland, GO, 1st Series, 3.00%, 03/15/34	5,000	5,669,350

		33,680,501

Massachusetts — 1.5%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	6,260,550
Commonwealth of Massachusetts, Refunding GO, Series A, (AMBAC), 5.50%, 08/01/30	2,500	3,567,725
Massachusetts Bay Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 07/01/32(a)	5,500	4,377,285
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,232,394
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,374,712
Series A, 5.00%, 01/01/33	1,500	1,753,365
Series A, 5.00%, 10/01/33	1,285	1,470,669
Series A, 5.00%, 01/01/34	2,085	2,425,105
Series A, 5.00%, 01/01/35	2,000	2,314,060
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	3,630	3,777,342

		29,553,207

Michigan — 1.6%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	849,065
5.00%, 04/01/27	580	683,977
5.00%, 04/01/28	665	799,436
5.00%, 04/01/29	665	796,790
5.00%, 04/01/30	510	620,043
5.00%, 04/01/31	735	876,076
5.00%, 04/01/32	625	743,156
5.00%, 04/01/33	830	984,737
Michigan Finance Authority, Refunding RB
5.00%, 06/01/24(d)	2,750	3,189,890
5.00%, 08/15/30	2,105	2,340,128
Michigan State Hospital Finance Authority, Refunding RB, Series C, 4.00%, 06/01/22(d)	8,195	8,617,616
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/32	2,000	2,528,300

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	$1,260	$1,491,210
5.00%, 11/15/34	1,410	1,612,800
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,485,345
Series A, 5.00%, 07/01/32	1,430	1,709,351

		30,327,920

Minnesota — 0.4%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	1,185	1,300,940
Sartell-St Stephen Independent School District No.748, GO, CAB(a)
Series B, (SD CRED PROG), 0.00%, 02/01/30	3,915	3,277,247
Series B, (SD CRED PROG), 0.00%, 02/01/31	2,190	1,771,644
Series B, (SD CRED PROG), 0.00%, 02/01/32	1,450	1,131,392

		7,481,223

Mississippi — 1.5%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,677,472
Series A, (AGM), 5.00%, 03/01/31	1,595	1,869,643
Series A, (AGM), 5.00%, 03/01/32	2,000	2,333,420
Series A, (AGM), 5.00%, 03/01/33	1,275	1,482,506
State of Mississippi, RB
Series A, 5.00%, 10/15/35	5,000	6,195,850
Series E, 5.00%, 10/15/33	12,225	14,257,040

		28,815,931

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/01/30	3,000	3,208,050
5.00%, 05/15/31	1,175	1,425,087
4.00%, 05/15/32	1,680	1,919,467
4.00%, 05/15/33	2,000	2,277,040
Series A, 4.00%, 11/15/33	2,010	2,196,267
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	970	943,771

		11,969,682

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(e)	10,050	10,774,906

Nebraska — 0.6%
Central Plains Energy Project, RB
5.00%, 09/01/27	5,000	5,360,550
5.00%, 09/01/32	4,500	4,824,720
Elkhorn School District, GO
4.00%, 12/15/32	325	405,044
4.00%, 12/15/33	375	464,843

		11,055,157

Security	Par (000)	Value

Nevada(b) — 0.1%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/27	$335	$368,647
State of Nevada Department of Business & Industry, RB, Series A, 4.50%, 12/15/29	590	616,232

		984,879

New Hampshire — 0.4%
New Hampshire Business Finance Authority Refunding RB
4.00%, 01/01/28	285	326,735
4.00%, 01/01/29	300	340,392
4.00%, 01/01/30	280	315,168
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27(b)	2,205	2,285,615
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,596,384

		7,864,294

New Jersey — 14.7%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.00%, 11/01/21	2,465	2,522,632
5.00%, 11/01/22	1,890	1,992,003
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24	1,150	1,203,556
New Jersey Economic Development Authority RB, 5.00%, 06/15/30	600	780,192
New Jersey Economic Development Authority, RB
Series A, 4.00%, 06/15/29(b)	665	716,252
Series A, 4.00%, 07/01/29	350	395,290
Series A, 5.00%, 06/15/32	4,500	5,471,370
Series C, 5.00%, 06/15/32	3,600	4,377,096
Series DDD, 5.00%, 06/15/35	2,000	2,395,460
AMT, 5.00%, 01/01/28	4,705	5,298,865
Series A, AMT, 5.63%, 11/15/30	1,740	1,938,273
Series B, AMT, 5.63%, 11/15/30	1,315	1,466,264
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/26	10,610	11,150,155
4.25%, 06/15/27	16,500	17,173,860
(AGM), 5.00%, 06/01/28	1,000	1,222,880
5.00%, 01/01/29	2,280	2,729,593
(AGM), 5.00%, 06/01/30	1,500	1,815,450
(AGM), 5.00%, 06/01/31	1,750	2,107,823
(AGM), 4.00%, 06/01/32	2,125	2,401,314
Series BBB, 5.50%, 06/15/29	10,000	12,396,400
Series MMM, 4.00%, 06/15/35	5,000	5,844,600
Sub-Series A, 4.00%, 07/01/32	9,855	10,860,111
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	5,275,800
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	6,490,184
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	1,500	1,820,625
5.00%, 07/01/29	4,150	5,111,339
5.00%, 07/01/30	3,500	4,307,904

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued) Series A, 5.00%, 07/01/30	$11,245	$13,933,342
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	6,623,760
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,698,650
Series A, AMT, 4.00%, 12/01/32	2,500	2,829,850
Series A, AMT, 4.00%, 12/01/33	2,000	2,244,520
Series A, AMT, 4.00%, 12/01/34	1,000	1,120,580
Series A, AMT, 4.00%, 12/01/35	1,000	1,106,250
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	12,180	13,360,364
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	5,003,245
Series AA, 5.25%, 06/15/28	4,500	5,323,635
Series AA, 4.00%, 06/15/30	10,815	11,309,245
Series BB, 5.00%, 06/15/30	1,500	1,881,030
Series C, 5.25%, 06/15/32	10,000	11,556,500
Series D, 5.00%, 06/15/32	5,000	5,757,750
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	7,860,732
Series A, 5.00%, 12/15/30	21,325	26,682,906
Newark Housing Authority Scholarship Foundation A New Jersey Non, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,791,400
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	500	580,465
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	21,641,472
Series A, 5.00%, 06/01/32	8,270	10,554,009
Township of Irvington NJ, Refunding GO
Series A, (AGM, SAW), 5.00%, 07/15/30	2,000	2,283,100
Series A, (AGM, SAW), 5.00%, 07/15/31	1,450	1,654,450

		281,062,546

New Mexico — 1.3%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	480	529,416
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, (GTD), 3.75%, 09/01/31	6,250	6,483,375
Series A-1, AMT, (GTD), 3.88%, 04/01/34	2,000	2,107,600
Series A-2, AMT, (GTD), 3.80%, 11/01/32	5,850	6,174,499
Series A-2, AMT, (GTD), 3.80%, 09/01/33	10,000	10,526,300

		25,821,190

New York — 4.4%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(b)	735	782,136
County of Nassau New York, GO
Series A, (AGM), 5.00%, 04/01/34	4,165	5,214,747
Series A, (AGM), 5.00%, 04/01/35	4,385	5,472,392
Metropolitan Transportation Authority, Refunding RB, Sub-Series C-1, 5.00%, 11/15/34	10,000	12,148,300
Metropolitan Transportation Authority, Refunding RB, CAB(a)
Series A, 0.00%, 11/15/30	13,000	10,958,610
Series C-2, 0.00%, 11/15/32	19,315	15,240,308

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	$4,980	$6,297,110
New York Transportation Development Corp. Refunding RB
AMT, 5.00%, 12/01/29	235	302,624
Class A, AMT, 5.00%, 12/01/28	350	443,369
Class A, AMT, 5.00%, 12/01/30	250	327,573
New York Transportation Development Corp., ARB
Series A, AMT, 4.00%, 07/01/32	5,500	6,095,375
Series A, AMT, 4.00%, 07/01/33	6,000	6,642,720
New York Transportation Development Corp., RB, AMT, 4.00%, 10/01/30	8,140	9,524,695
Port Authority of New York & New Jersey Refunding RB, AMT, 5.00%, 07/15/30(g)	3,730	4,992,045

		84,442,004

North Carolina — 0.0%
North Carolina Medical Care Commission, RB, Series A, 4.00%, 10/01/27	600	698,586

Ohio — 0.9%
County of Butler Ohio, Refunding RB
5.00%, 11/15/30	1,225	1,517,579
5.00%, 11/15/31	2,500	3,085,625
5.00%, 11/15/32	2,200	2,706,132
County of Franklin Ohio, RB
Series A, 5.25%, 07/01/28	470	470,931
Series A, 5.63%, 07/01/32	940	942,012
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	4,450	4,749,974
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	1,625	1,896,196
AMT, (AGM), 5.00%, 12/31/30	2,400	2,798,688

		18,167,137

Oklahoma — 0.8%
Norman Regional Hospital Authority, Refunding RB
5.00%, 09/01/27	2,100	2,467,731
5.00%, 09/01/28	2,000	2,342,360
5.00%, 09/01/29	2,150	2,511,093
5.00%, 09/01/30	5,130	5,972,089
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,930,385

		16,223,658

Oregon — 0.5%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,973,012

Pennsylvania — 17.4%
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,920,102
Series A, 5.00%, 04/01/34	3,345	4,226,474
Series A, 5.00%, 04/01/35	1,000	1,259,250
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/23	490	509,874
5.00%, 05/01/28	835	958,288
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB Series A, 5.00%, 05/01/27	6,750	7,022,092

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB (continued)
Series A, 5.00%, 05/01/28	$5,000	$5,200,950
Series A, 5.00%, 05/01/29	3,745	3,895,025
Series A, 5.00%, 05/01/30	5,300	5,511,682
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	2,287,845
Series A, 5.00%, 10/01/32	1,450	1,840,644
Series A, 5.00%, 10/01/33	2,300	2,914,284
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(b)	265	269,354
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	6,719,050
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 5.00%, 08/01/30	9,235	11,548,183
(AGM), 4.00%, 08/01/32	6,000	7,053,540
Series A, 5.00%, 08/01/30	4,500	5,634,990
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(e)	4,200	4,689,342
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	6,000	7,574,640
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/30	7,000	8,317,260
Cumberland County Municipal Authority Refunding RB
5.00%, 01/01/25(d)	645	766,480
5.00%, 01/01/29	1,080	1,206,338
5.00%, 01/01/30	2,250	2,510,167
Cumberland County Municipal Authority, Refunding RB, 5.00%, 01/01/32	1,510	1,686,172
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,587,130
Delaware County Authority, Refunding RB
5.00%, 07/01/28	800	912,096
5.00%, 07/01/29	1,365	1,546,095
5.00%, 07/01/30	1,435	1,611,046
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/30	2,105	2,167,991
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,977,600
Series A-2, 5.00%, 02/15/34	1,750	2,156,210
Lancaster County Hospital Authority, Refunding RB, Series A, 3.00%, 08/15/30	2,535	2,826,449
Montgomery County Higher Education and Health
Authority, Refunding RB
4.00%, 09/01/34	3,000	3,516,480
4.00%, 09/01/35	1,735	2,022,489
4.00%, 09/01/36	1,500	1,740,285
Series A, 5.00%, 09/01/31	1,750	2,191,245
Series A, 5.00%, 09/01/32	1,315	1,638,477
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 05/15/22(d)	2,500	2,658,125
5.00%, 01/01/30	2,000	2,039,820
Series A, 5.25%, 01/15/29	3,250	3,698,760
Northampton County General Purpose Authority, RB, Series A, 5.00%, 08/15/33	12,660	14,001,074

Security	Par (000)	Value

Pennsylvania (continued)
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	$5,400	$6,696,324
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/30	2,500	3,363,750
AMT, 5.00%, 12/31/29	5,000	5,981,200
AMT, 5.00%, 12/31/30	13,100	15,625,942
AMT, 5.00%, 12/31/34	16,500	19,361,760
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.00%, 03/15/31	4,500	5,529,915
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	9,679,388
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/30	425	508,797
5.00%, 05/01/31	1,275	1,520,642
4.00%, 05/01/32	3,000	3,016,740
5.00%, 05/01/32	1,750	2,081,082
5.00%, 05/01/33	3,320	3,915,708
5.00%, 05/01/35	1,000	1,173,990
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	9,000	9,643,320
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	800	1,088,944
Series B, 5.00%, 12/01/30	620	862,860
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,734,490
Sub-Series B-1, 5.00%, 06/01/32	4,075	5,067,507
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,969,760
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/32	1,000	1,259,360
2nd Series, 5.00%, 12/01/35	2,005	2,519,784
2nd Sub Series, 5.00%, 12/01/33	1,815	2,284,123
2nd Sub Series, 5.00%, 12/01/34	1,500	1,886,730
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,939,640
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	350	365,110
Philadelphia Gas Works Co, RB, Series A, (AGM), 5.00%, 08/01/30	800	1,072,256
Philadelphia Gas Works Co, Refunding RB, Series 14-T, 5.00%, 10/01/30	425	519,558
Pittsburgh Water & Sewer Authority RB, Series B, (AGM), 5.00%, 09/01/30	205	277,855
Southeastern Pennsylvania Transportation Authority, RB
5.00%, 06/01/21	250	253,700
5.00%, 06/01/30	5,000	6,731,050
State Public School Building Authority, RB, (SAW), 5.00%, 04/01/22(d)	23,630	24,983,826
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	460	577,746
Series A, (GTD), 4.00%, 07/01/33	440	511,584
Westmoreland County Municipal Authority, Refunding RB (BAM), 5.00%, 08/15/27	1,500	1,804,500

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Westmoreland County Municipal Authority, Refunding RB (continued)
(BAM), 5.00%, 08/15/31	$5,000	$6,300,550
(BAM), 5.00%, 08/15/32	17,945	22,571,221

		332,494,110

Puerto Rico(a) — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB
Series A-1, Restructured, 0.00%, 07/01/29	14,055	12,040,075
Series A-1, Restructured, 0.00%, 07/01/31	38,523	30,346,493
Series A-1, Restructured, 0.00%, 07/01/33	43,149	31,459,505
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,550,536
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,741,164

		83,137,773

Rhode Island — 1.5%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	1,500	1,781,640
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 68-B, 3.00%, 10/01/31	13,500	14,258,700
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	3,248,823
Series A, 5.00%, 06/01/29	4,500	5,314,095
Series A, 5.00%, 06/01/30	4,215	4,975,175

		29,578,433

South Carolina — 0.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	12,394,800
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,863,496

		16,258,296

Tennessee — 0.6%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	2,331,740
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	6,930,112
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 4.75%, 07/01/27	525	510,300
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, RB, Series A, 5.00%, 07/01/31.	1,300	1,559,025

		11,331,177

Texas — 14.0%
Central Texas Regional Mobility Authority, RB
Series A, Senior Lien, 5.00%, 01/01/30	1,600	1,894,416
Series A, Senior Lien, 5.00%, 01/01/31	1,175	1,389,954
Series A, Senior Lien, 5.00%, 01/01/33	1,500	1,771,170
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/32	12,500	14,474,375
Series C, 5.00%, 08/15/33	14,000	16,201,360
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,257,750
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/33	7,000	8,806,840
City of Houston Texas Combined Utility System Revenue, Refunding RB Series B, 1st Lien, 5.25%, 11/15/33	4,000	5,031,360

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB (continued) Series B, 1st Lien, 5.00%, 11/15/34	$7,315	$9,041,779
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,846,581
Clifton Higher Education Finance Corp., Refunding RB
Series A, 3.10%, 12/01/22	325	332,995
Series A, (PSF-GTD), 4.00%, 08/15/31	1,250	1,460,050
Series A, 3.95%, 12/01/32	1,800	1,885,014
Series A, (PSF-GTD), 4.00%, 08/15/33	1,200	1,394,388
County of Harris Texas, Refunding RB, Series C, Senior Lien, 4.00%, 08/15/33.	12,325	12,994,987
County of Nueces Texas, Refunding GO
4.00%, 02/15/33	1,165	1,442,270
4.00%, 02/15/35	725	892,548
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	5,000	6,693,450
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 5.75%, 01/01/28	500	541,650
Series B, 6.38%, 01/01/33	460	501,690
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	1,150	1,224,807
Series A, 5.00%, 01/01/33	1,090	1,163,194
Series A, 5.00%, 06/01/33	3,000	3,155,370
Leander Independent School District, Refunding GO, CAB(a)
Series D, (PSF-GTD), 0.00%, 08/15/31	1,200	842,148
Series D, (PSF-GTD), 0.00%, 08/15/32	2,000	1,363,140
Series D, (PSF-GTD), 0.00%, 08/15/33	4,485	2,905,652
Matagorda County Navigation District No.1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	26,120	32,248,274
Series B-2, 4.00%, 06/01/30	12,995	13,920,114
Series B, AMT, (AMBAC), 4.55%, 05/01/30	10,000	12,474,300
Midland County Fresh Water Supply District No.1, RB, CAB(a)
Series A, 0.00%, 09/15/31	6,235	4,750,758
Series A, 0.00%, 09/15/32	15,135	10,949,567
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	3,805	4,067,735
New Hope Cultural Education Facilities Finance Corp., RB(b)
Series A, 3.63%, 08/15/22	195	195,932
Series A, 4.25%, 08/15/27	450	452,898
Series A, 4.00%, 08/15/29	335	363,023
Red River Health Facilities Development Corp., RB
4.70%, 01/01/22	140	142,139
5.50%, 01/01/32	1,000	1,018,540
Socorro Independent School District, Refunding GO, Series B, (PSF-GTD), 4.00%, 08/15/34	3,000	3,606,570
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 05/15/23(d)	20,920	22,751,546
Series B, 5.00%, 07/01/35	6,000	7,658,520
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/29	1,000	1,109,340
Texas Municipal Gas Acquisition & Supply Corp. III Refunding RB, 5.00%, 12/15/30	5,435	7,254,258

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, RB
5.00%, 12/15/30	$13,000	$14,215,760
5.00%, 12/15/31	25,000	27,299,000
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	1,650	1,910,205
Texas Transportation Commission State Highway Fund, Refunding RB, 5.00%, 10/01/22	1,000	1,081,630

		267,979,047

Utah — 0.3%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,730,150

Virginia — 0.6%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	501,115
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/32	2,000	2,193,140
Hanover County Economic Development Authority, Refunding RB
Series A, 4.50%, 07/01/30	3,000	3,046,020
Series A, 4.50%, 07/01/32	1,100	1,115,851
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 5.00%, 07/01/34	3,940	4,101,422

		10,957,548

Washington — 1.8%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB
Series A, 5.00%, 09/01/27	1,000	1,029,970
Series A, 5.25%, 09/01/32	655	672,619
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	8,166,695
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	7,300,200
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	11,914,867
Washington State Housing Finance Commission, Refunding RB
5.00%, 07/01/28	1,000	1,091,430
5.00%, 07/01/33	1,100	1,199,627
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	1,000	1,203,990
Series A, 5.00%, 01/01/32	1,140	1,371,728

		33,951,126

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	2,417,786
Series A, 5.00%, 06/01/33	1,100	1,355,090

		3,772,876

Wisconsin — 2.1%
Public Finance Authority, RB(b)
5.00%, 01/01/31	650	703,872
Series A, 4.00%, 07/15/29	645	681,526
Series A, 4.00%, 03/01/30	1,305	1,360,371
Series A, 3.75%, 06/01/30	345	338,242
Public Finance Authority, Refunding RB
4.00%, 09/01/29(b)	430	430,800
AMT, 2.63%, 11/01/25	3,000	3,287,430
Series B, AMT, 5.25%, 07/01/28	2,250	2,393,798

Security	Par (000)	Value

Wisconsin (continued)
State of Wisconsin, GO, Series B, 3.00%, 05/01/21(d)	$5,000	$5,035,700
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 10/01/32	4,520	4,788,081
5.00%, 04/01/35	2,500	3,244,875
Series C-4, 0.68%, 08/15/54	8,200	8,254,997
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	9,000	9,449,460

		39,969,152

Total Municipal Bonds — 124.4% (Cost: $2,161,707,210)		2,379,993,820

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado(i) — 4.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.25%, 11/15/22(d)	69,030	73,771,924
Series A, AMT, 4.25%, 11/15/31	8,085	8,640,388
Series A, AMT, 4.25%, 11/15/32	2,230	2,383,187

		84,795,499

Florida(i) — 5.2%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29	17,200	18,235,884
Series Q-1, 4.00%, 10/01/30	18,095	19,184,784
Series Q-1, 4.00%, 10/01/31	18,820	19,953,448
Series Q-1, 4.00%, 10/01/32	19,575	20,753,918
Series Q-1, 4.00%, 10/01/33	20,355	21,580,894

		99,708,928

Iowa — 2.3%
State of Iowa Board of Regents, RB
4.00%, 09/01/28	3,375	3,572,250
4.00%, 09/01/29	6,525	6,906,350
4.00%, 09/01/30	6,325	6,694,661
4.00%, 09/01/31	8,650	9,155,545
4.00%, 09/01/32	7,750	8,202,945
4.00%, 09/01/33	9,375	9,922,917

		44,454,668

Nevada — 1.1%
County of Clark Nevada, Refunding GO, Series B, 4.00%, 11/01/34	17,710	20,583,271

New Jersey — 2.0%
State of New Jersey, GO, 4.00%, 06/01/30	30,000	37,257,600

Pennsylvania — 2.6%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(i)	20,000	25,502,600
County of Lehigh Pennsylvania, Refunding RB, 4.00%, 07/01/33	22,285	23,505,994

		49,008,594

Texas(i) — 4.4%
San Antonio Public Facilities Corp., Refunding RB
4.00%, 09/15/30	15,000	15,905,980
4.00%, 09/15/31	19,475	20,651,264
4.00%, 09/15/32	18,075	19,166,706

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
San Antonio Public Facilities Corp., Refunding RB (continued)
4.00%, 09/15/33	$11,000	$11,664,385
4.00%, 09/15/34	11,885	12,602,838
4.00%, 09/15/35	4,500	4,771,794

		84,762,967

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.0% (Cost: $395,797,965)		420,571,527

Total Long-Term Investments — 146.4% (Cost: $2,557,505,175)		2,800,565,347

	Shares

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	90,628,301	90,646,427

Total Short-Term Securities — 4.7% (Cost: $90,637,514)		90,646,427

Total Investments — 151.1% (Cost: $2,648,142,689)		2,891,211,774

Other Assets Less Liabilities — 0.3%		5,478,988

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.2)%		(233,315,712)

RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (39.2)%		(749,689,766)

Net Assets Applicable to Common Shares — 100.0%		$1,913,685,284

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between March 15, 2022 to March 1, 2026, is $171,383,060. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$53,785,322	$36,856,768	(a)	$—	$(1,211)	$5,548	$90,646,427	90,628,301	$2,940	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$2,379,993,820	$—	$2,379,993,820
Municipal Bonds Transferred to Tender Option Bond Trusts	—	420,571,527	—	420,571,527
Short-Term Securities
Money Market Funds	90,646,427	—	—	90,646,427

	$90,646,427	$2,800,565,347	$—	$2,891,211,774

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$ (233,219,952)	$—	$(233,219,952)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$ (983,219,952)	$—	$(983,219,952)

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.5%
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	$320	$377,005
Series B1, (AGM), 3.00%, 06/01/50	1,375	1,452,756
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	420	437,564

		2,267,325

Arizona — 1.6%
Arizona Industrial Development Authority, Refunding RB, Series A, 5.38%, 07/01/50(a)	1,185	1,308,832
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(a)	275	303,149
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(a)	350	356,542
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	320	371,328

		2,339,851

California — 10.7%
California Health Facilities Financing Authority Refunding RB, 5.00%, 08/01/50	565	677,904
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 03/01/39	890	1,003,235
Series A, 4.00%, 04/01/45	295	343,150
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(a)	1,200	1,380,432
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	610	688,385
Series I, 5.50%, 11/01/31	2,100	2,400,069
Series I, 5.50%, 11/01/33	1,500	1,713,465
California Statewide Communities Development Authority, Refunding RB(a)
Series A, 5.00%, 06/01/36	990	1,085,693
Series A, 5.00%, 06/01/46	1,220	1,306,779
Golden State Tobacco Securitization Corp., Refunding RB,
Series A-2, 5.00%, 06/01/47	475	494,076
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	1,185	1,358,437
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	2,165	2,417,677
Series J, 5.25%, 05/15/38	615	682,299
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	460	523,291

		16,074,892

Colorado — 2.1%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	250	259,802
City & County of Denver Colorado Airport System Revenue, ARB, Series B, 5.25%, 11/15/32	1,750	1,979,810
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/38(c)	1,000	565,300
Colorado Housing and Finance Authority RB, Class I, 2.55%, 10/01/55	400	405,836

		3,210,748

Security	Par (000)	Value

Florida — 6.3%
Celebration Pointe Community Development District, SAB(a)
5.00%, 05/01/32	$215	$238,732
5.00%, 05/01/48	530	570,073
County of Miami-Dade Seaport Department, ARB, Series A, 6.00%, 10/01/38	5,675	6,489,362
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46.	635	271,437
Series A-2, 0.00%, 10/01/47	610	251,814
Series A-2, 0.00%, 10/01/48	430	170,744
Series A-2, 0.00%, 10/01/49	355	136,146
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	201,874
5.38%, 05/01/47	185	205,533
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	875	979,318

		9,515,033

Georgia — 4.1%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,320	3,605,698
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	705	806,026
4.00%, 01/01/59	1,335	1,503,517
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	260	297,003

		6,212,244

Illinois — 15.4%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	700	782,957
Series D, 5.00%, 12/01/46	880	975,465
Series H, 5.00%, 12/01/46	215	250,628
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	295	349,625
Series D, 5.00%, 12/01/27	400	497,912
Series F, 5.00%, 12/01/23	290	322,785
Series G, 5.00%, 12/01/34	215	256,882
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	3,810	3,972,077
Cook County Community College District No.508, GO
5.50%, 12/01/38	580	648,701
5.25%, 12/01/43	2,660	2,919,563
Illinois Finance Authority, RB, Series A, 6.00%, 08/15/41	1,750	1,803,742
Illinois Finance Authority, Refunding RB, Series A, 4.00%, 05/15/50	340	397,130
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	280	324,708
Series A, 5.00%, 06/15/57	1,045	1,218,878
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM), 0.00%, 12/15/56(c)	2,165	674,311
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	470	519,656
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	3,020	981,560
Railsplitter Tobacco Settlement Authority, RB(b)
5.50%, 06/01/21	1,055	1,073,779
6.00%, 06/01/21	300	305,880
State of Illinois, GO
5.25%, 02/01/31	730	816,228
5.25%, 02/01/32	1,500	1,675,995

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
5.50%, 07/01/33	$1,500	$1,643,205
5.50%, 07/01/38	340	371,368
Series D, 5.00%, 11/01/28	165	196,206
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	60	72,690

		23,051,931

Indiana — 0.4%
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/22(b)	500	525,090

Iowa — 1.1%
lowa Finance Authority, Refunding RB
5.25%, 12/01/25	625	701,525
Series B, 5.25%, 12/01/50(d)	905	1,013,890

		1,715,415

Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	475	511,295

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, 7.50%, 07/01/21(b)	680	702,311

Maryland — 1.2%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	135	143,548
Maryland Community Development Administration RB
Series E, (FHA 542(C)), 2.35%, 07/01/45	340	339,575
Series E, (FHA 542(C)), 2.50%, 07/01/50	800	800,328
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	520	554,632

		1,838,083

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	790	880,819
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 01/01/45	375	406,549
Massachusetts Housing Finance Agency RB, Series D-1, 2.55%, 12/01/50	160	162,246
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	300	306,087

		1,755,701

Michigan — 0.9%
Grand Traverse County Hospital Finance Authority, RB, Series A, 5.00%, 07/01/44	1,110	1,359,250

Minnesota — 3.9%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,790	2,148,054
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,665	2,970,462
Series A, 5.25%, 02/15/58	560	664,580

		5,783,096

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	125	129,918

Security	Par (000)	Value

New Jersey — 10.3%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/39	$265	$284,319
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/43.	2,030	2,457,823
New Jersey Housing & Mortgage Finance Agency Refunding RB, Series A, (FHLMC), 2.30%, 11/01/40	650	651,014
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/46	1,045	1,257,449
Series AA, 5.50%, 06/15/39	2,245	2,482,543
Series AA, 4.00%, 06/15/45	485	559,942
Series S, 5.25%, 06/15/43	1,145	1,420,338
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	640	738,163
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	630	792,691
Series A, 5.25%, 06/01/46	1,515	1,854,769
Sub-Series B, 5.00%, 06/01/46	2,455	2,922,407

		15,421,458

New York — 20.0%
City of New York New York, GO, Series D-1, 4.00%, 03/01/44	515	609,374
City of New York, GO, Series C, 5.00%, 08/01/42	640	829,638
Hudson Yards Infrastructure Corp., RB
5.75%, 02/15/21(b)	1,005	1,007,030
5.75%, 02/15/47	605	607,644
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/21(b)	500	520,295
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/22	400	426,248
Series C-1, 4.75%, 11/15/45	2,350	2,842,513
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	195	220,601
New York City Housing Development Corp. RB, Series I-1, (FHA), 2.65%, 11/01/50	3,295	3,374,343
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,260	1,305,562
Series H, 2.55%, 11/01/45	925	935,425
New York City Housing Development Corp., Refunding RB, M/F Housing, Series D-1-B, (FHA 542(C)), 2.50%, 11/01/55	1,500	1,506,000
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	740	790,668
3.00%, 03/01/49	620	652,339
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/45	5,000	5,886,550
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	900	914,544
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	465	548,779
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.60%, 11/01/50	830	852,186
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/45	1,065	1,234,527
Port Authority of New York & New Jersey, ARB 4.00%, 09/01/45	2,500	2,924,500

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, ARB (continued)
4.00%, 09/01/49	$1,500	$1,750,260
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	265	289,033

		30,028,059

North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Series A, 4.00%, 10/01/45	255	282,599

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,875	2,185,556
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	665	777,152
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	1,385	1,524,664

		4,487,372

Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	560	659,551
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	850	901,850

		1,561,401

Oregon — 0.2%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	575	319,959

Pennsylvania — 3.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(a)	420	476,284
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	1,530	1,687,712
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	660	776,879
Pennsylvania Turnpike Commission RB, 4.00%, 12/01/46	1,415	1,659,654

		4,600,529

Puerto Rico — 5.9%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	620	627,533
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	1,135	1,196,211
Series A, Senior Lien, 5.13%, 07/01/37	325	343,860
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	829	927,809
Series A-1, Restructured, 5.00%, 07/01/58	3,029	3,439,914
Series A-2, Restructured, 4.33%, 07/01/40	420	464,255
Series A-2, Restructured, 4.78%, 07/01/58	770	862,908
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	2,949	932,621

		8,795,111

Security	Par (000)	Value

Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	$2,870	$3,050,006
Series B, 5.00%, 06/01/50	125	135,153

		3,185,159

South Carolina — 5.3%
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	1,825	2,074,861
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/40(a)	385	386,043
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/43	950	1,142,422
Series A, 5.00%, 05/01/48	565	668,418
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,500	1,705,260
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50.	210	245,110
Series A, 5.00%, 12/01/55	465	543,227
Series E, 5.25%, 12/01/55	945	1,134,747

		7,900,088

South Dakota — 0.6%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	720	833,422

Tennessee — 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.25%, 10/01/58	855	1,000,889
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Refunding RB, Series A, 4.00%, 10/01/49	240	256,845

		1,257,734

Texas — 3.3%
City of Beaumont Texas, GO, 5.25%, 03/01/23(b)	1,140	1,259,791
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(b)	1,500	1,546,590
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	285	331,392
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	520	576,020
Texas Municipal Gas Acquisition & Supply Corp. III Refunding RB, 5.00%, 12/15/32(e)	155	212,955
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	235	276,583
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/41	1,000	445,310
0.00%, 08/01/42	875	370,589

		5,019,230

Virginia — 2.2%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	240	244,198
Series A, 5.13%, 03/01/31	470	475,687
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	160	174,506
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	425	444,091

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	$1,010	$1,020,958
Virginia Housing Development Authority, RB, M/F Housing, Series 1, (GNMA/FNMA/FHLMC), 2.55%, 11/01/50	860	887,133

		3,246,573

Washington — 1.1%
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/48(a)	1,405	1,597,120

West Virginia — 0.4%
City of Martinsburg West Verginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	570	598,232

Wisconsin — 0.6%
Public Finance Authority, RB, Series A, 5.00%, 11/15/41	75	89,092
Public Finance Authority, Refunding RB, 5.25%, 05/15/52(a)	735	780,540

		869,632

Total Municipal Bonds — 111.4% (Cost: $149,691,422)		166,995,861

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 1.4%
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	1,839	2,119,969

Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(g)	1,480	1,670,358

District of Columbia — 4.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,051	1,193,173
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	5,008	5,758,281

		6,951,454

Florida — 1.7%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(g)	2,151	2,487,251

Georgia — 0.8%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,174,434

Idaho — 1.4%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	1,900	2,157,488

Illinois — 1.0%
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,244	1,444,198

Security	Par (000)	Value

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	$1,605	$1,779,977

Massachusetts — 1.8%
Massachusetts Housing Finance Agency, RB, Series A-1, (FHA), 3.10%, 06/01/60	2,642	2,754,268

Michigan — 3.4%
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,684	1,938,778
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,883	3,151,539

		5,090,317

New Jersey — 1.7%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(g)	2,481	2,557,729

New York — 7.1%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,070	2,334,443
New York City Water & Sewer System, Refunding RB, Series FF, 5.00%, 06/15/45	2,499	2,653,609
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	3,375	3,521,005
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	1,980	2,060,163

		10,569,220

North Carolina — 0.7%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	969	1,058,211

Pennsylvania — 6.6%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(g)	4,997	5,796,018
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,886,688
Pennsylvania Turnpike Commission, Refunding RB, Sub- Series B-2, (AGM), 5.00%, 06/01/35	1,830	2,255,402

		9,938,108

Rhode Island — 1.7%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,207	2,481,232

Texas — 1.4%
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,140	1,253,180
Series A, (GNMA), 3.75%, 09/01/49	809	889,236

		2,142,416

Virginia(g) — 2.6%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 07/01/57	1,473	1,885,938
Series A, Senior Lien, 4.00%, 07/01/60	1,680	1,990,716

		3,876,654

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	$1,671	$1,931,044

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,436	1,608,210
Series A, 4.45%, 05/01/57	1,794	2,010,298

		3,618,508

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.9% (Cost: $60,576,591)		65,802,836

Total Long-Term Investments — 155.3% (Cost: $210,268,013)		232,798,697

	Shares

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	3,005,319	3,005,920

Total Short-Term Securities — 2.0% (Cost: $3,005,842)		3,005,920

Total Investments — 157.3% (Cost: $213,273,855)		235,804,617

Other Assets Less Liabilities — 0.9%		1,263,464

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.6)%		(35,355,697)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (34.6)%		(51,799,595)

Net Assets Applicable to Common Shares — 100.0%		$149,912,789

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to June 15, 2036, is $11,344,266. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,116,934	$888,907	(a)	$—	$1	$78	$3,005,920	3,005,319	$197	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal Income Investment Trust (BBF)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	44	03/22/21	$6,029	$44,271
Long U.S. Treasury Bond	25	03/22/21	4,218	163,680

				$207,951

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$207,951	$—	$207,951

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$43,523	$—	$43,523

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$207,951	$—	$207,951

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$10,544,797

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$166,995,861	$—	$166,995,861
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	65,802,836	—	65,802,836
Short-Term Securities
Money Market Funds	3,005,920	—	—	3,005,920

	$3,005,920	$232,798,697	$—	$235,804,617

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Municipal Income Investment Trust (BBF)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$207,951	$—	$—	$207,951

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(35,342,064)	$—	$(35,342,064)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

	$—	$(87,342,064)	$—	$(87,342,064)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) January 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 121.0%

Corporate — 4.3%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	$280	$308,635
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	3,195	4,669,972
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(b)	415	429,405
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	220	273,383
AMT, 5.00%, 10/01/40	630	777,458
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(a)	1,970	2,008,021

		8,466,874

County/City/Special District/School District — 32.4%
City of New York New York, GO
Series A, 5.00%, 08/01/43.	1,500	1,895,970
Series D-1, 4.00%, 03/01/44	620	733,615
City of New York, GO
Series A-1, 5.00%, 08/01/21(c)	1,000	1,024,460
Series D, 5.38%, 06/01/32	25	25,100
Sub-Series D-1, 5.00%, 08/01/31	690	767,666
Sub-Series G-1, 5.00%, 04/01/22(c)	4,620	4,883,617
City of New York, Refunding GO
Series E, 5.00%, 02/01/23(c)	1,000	1,097,230
Series E, 5.50%, 08/01/25	815	917,723
County of Nassau New York, Refunding GO, Series C, 5.00%, 10/01/31	945	1,176,355
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	75	75,328
Metropolitan Transportation Authority, Refunding RB, Sub-Series B-2, 4.00%, 11/15/34	750	881,760
New York City Industrial Development Agency, RB
(AMBAC), 5.00%, 01/01/39	3,000	3,004,800
(AGC), 6.38%, 01/01/39	150	150,696
(AGC), 0.00%, 03/01/42(d)	1,960	1,060,164
(AGC), 0.00%, 03/01/45(d)	1,500	720,420
(AMBAC), 5.00%, 01/01/46	175	175,254
New York City Industrial Development Agency, Refunding RB
4.00%, 03/01/45	3,165	3,679,471
(AGM), 4.00%, 03/01/45	190	225,215
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-2, 5.00%, 08/01/38.	1,420	1,757,690
Series D-1, 5.00%, 02/01/32	5,000	5,710,050
Sub-Series E-1, 5.00%, 02/01/42	2,500	2,618,450
Sub-Series E-1, 5.00%, 02/01/43	1,725	2,104,431
Series C-3, Subordinate, 5.00%, 05/01/41	355	442,972
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(d)	2,000	635,640
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	2,975	3,383,408
5.00%, 11/15/45	3,700	4,197,909
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	860	890,986
5.00%, 11/15/44	7,655	7,923,614
5.75%, 11/15/51	1,340	1,394,176

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB (continued)
Class 1, 4.00%, 09/15/35	$1,935	$2,016,831
Class 2, 5.00%, 09/15/43	1,420	1,491,823
Class 3, 5.00%, 03/15/44	2,070	2,170,333
Series 1, Class 1, 5.00%, 11/15/44(a)	2,450	2,658,740
Series 2, Class 2, 5.38%, 11/15/40(a)	480	528,096
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21(c)	2,000	2,040,720

		64,460,713

Education — 15.8%
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	380	408,409
5.00%, 10/01/48	290	310,802
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	245	274,809
Build NYC Resource Corp., RB(a)
5.00%, 02/01/33	420	446,754
5.75%, 02/01/49	200	213,056
Series A, 5.13%, 05/01/38	660	713,823
Build NYC Resource Corp., Refunding RB, Series A, 5.00%, 06/01/38	250	285,083
County of Cattaraugus New York, RB, 5.00%, 05/01/34	170	189,220
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	240	294,744
5.00%, 07/01/48	360	434,833
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	395	482,362
4.00%, 07/01/46	745	838,639
Geneva Development Corp., RB, 5.25%, 09/01/23(c)	500	565,710
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/35	415	469,780
5.00%, 07/01/47	120	143,809
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/21(c)	1,350	1,377,486
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(c)	320	357,472
New York State Dormitory Authority, RB
(AGM), 5.25%, 05/01/21(c)	155	156,981
(AGM), 5.63%, 05/01/21(c)	750	760,283
(AGM), 5.75%, 05/01/21(c)	210	212,944
5.00%, 07/01/42	1,225	1,297,618
1st Series, (AMBAC), 5.50%, 07/01/40	1,440	2,200,248
Series A, 5.25%, 01/01/34	800	887,888
Series A, 5.50%, 01/01/39	2,000	2,207,700
Series A, 5.00%, 07/01/43	845	1,023,946
Series B, 5.00%, 07/01/22(c)	1,250	1,336,462
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/42	300	311,298
5.00%, 07/01/44	850	969,272
Series A, 5.00%, 07/01/22(c)	1,790	1,913,814
Series A, 5.25%, 07/01/23(c)	2,800	3,144,736
Series A, 5.00%, 07/01/28	75	76,526
Series A, 5.25%, 07/01/29	85	86,817
Series A, 5.00%, 07/01/33	530	632,847
Series A, 5.00%, 07/01/34	250	287,415
Series A, 5.00%, 07/01/35	1,380	1,611,178

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New York State Dormitory Authority, Refunding RB (continued)
Series A, 5.00%, 07/01/37.	$835	$949,161
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	355	396,223
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	360	378,137
Series A, 5.00%, 07/01/42	220	230,881
St. Lawrence County Industrial Development Agency, RB, 5.38%, 09/01/41	750	767,250
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	470	511,722
4.00%, 09/01/40	680	773,622
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 07/01/37	225	259,949
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	200	220,730

		31,412,439

Health — 10.5%
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	1,600	1,745,952
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	200	220,326
5.00%, 12/01/46	320	373,254
Monroe County Industrial Development Corp., Refunding RB
(FHA INS), 5.50%, 08/15/40	1,650	1,653,185
4.00%, 12/01/46	280	316,761
Series A, 5.00%, 12/01/32	240	257,263
Nassau County Local Economic Assistance Corp., Refunding RB, 5.00%, 07/01/22(c)	2,800	2,993,676
New York State Dormitory Authority, RB, Series D, 4.25%, 05/01/39	500	523,595
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/38	470	528,947
4.00%, 07/01/39	615	689,532
Series A, 5.00%, 05/01/21(c)	1,850	1,872,505
Series A, 5.00%, 05/01/43	1,430	1,682,466
Oneida County Local Development Corp., Refunding RB
(AGM), 3.00%, 12/01/44	1,235	1,313,670
(AGM), 4.00%, 12/01/49	800	906,616
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	230	263,228
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	117,251
Westchester County Healthcare Corp., Refunding RB
Series A, Senior Lien, 5.00%, 11/01/21(c)	3,130	3,244,934
Series B, Senior Lien, 6.00%, 11/01/30	65	65,235
Westchester County Local Development Corp., Refunding RB
5.00%, 01/01/28	675	712,955
5.00%, 01/01/34	1,250	1,296,875

		20,778,226

Housing — 6.9%
New York City Housing Development Corp., Series 2014- 8SPR, Class F, 4.50%, 02/15/48	925	971,602
New York City Housing Development Corp. RB Series D-A1, (FHA), 2.30%, 11/01/45	2,665	2,649,943

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp. RB (continued)
Series I-1, (FHA), 2.65%, 11/01/50	$2,110	$2,160,809
New York City Housing Development Corp., RB, M/F Housing
3.15%, 11/01/44	250	261,608
Series B-1, 5.25%, 07/01/32	1,140	1,255,106
Series B-1, 5.00%, 07/01/33	500	546,735
New York City Housing Development Corp., Refunding RB, M/F Housing, Series B-1-A, 3.65%, 11/01/49	1,150	1,233,478
New York State Housing Finance Agency, RB, Series M-1, (SONYMA FHA), 2.65%, 11/01/54	845	861,925
New York State Housing Finance Agency, RB, M/F Housing
Series E, (SONYMA FANNIE MAE), 4.15%, 11/01/47	495	540,921
Series H, 4.25%, 11/01/51	1,000	1,118,180
Series P, 3.15%, 11/01/54	750	786,150
Series A, AMT, (SONYMA), 5.00%, 02/15/39	1,335	1,339,365
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	70	70,050

		13,795,872

Other — 0.8%
New York City Industrial Development Agency, Refunding RB
Series A, AMT, 5.00%, 07/01/22	650	687,628
Series A, AMT, 5.00%, 07/01/28	795	836,380

		1,524,008

State — 13.8%
New York City Transitional Finance Authority Building Aid Revenue, RB, Sub-Series S-1B, (SAW), 4.00%, 07/15/42	1,000	1,174,730
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	2,360	2,774,534
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/36	1,360	1,664,300
Series A, 5.00%, 02/15/42	1,500	1,810,875
Series B, 5.00%, 03/15/39	620	764,144
Series B, 5.00%, 03/15/42	4,380	4,610,169
Series C, 5.00%, 03/15/34	2,185	2,197,629
New York State Dormitory Authority, Refunding RB
5.00%, 05/15/29	2,000	2,121,760
Series A, 5.25%, 03/15/39	1,030	1,320,027
Series E, 5.00%, 03/15/41	1,160	1,453,550
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series A, 5.00%, 04/01/32	2,500	2,638,975
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	2,400	2,833,344
Series C, 5.00%, 03/15/30	885	973,819
Series C, 5.00%, 03/15/32	1,000	1,100,410

		27,438,266

Tobacco — 3.3%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 06/01/39	150	155,108
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,000	1,016,160

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	$130	$139,980
Series A-2-B, 5.00%, 06/01/51	1,470	1,554,084
Series C, 4.00%, 06/01/51	1,500	1,514,055
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	250	261,673
5.25%, 05/15/40	110	113,854
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	700	763,483
Sub-Series C, 5.13%, 06/01/51	870	972,251

		6,490,648

Transportation — 23.6%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	535	636,158
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	1,370	1,646,493
Series A, 5.00%, 02/15/42	1,225	1,464,598
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/23(c)	540	616,491
Series D, 5.25%, 11/15/21(c)	1,000	1,040,590
Series E, 5.00%, 11/15/38	4,000	4,349,600
Metropolitan Transportation Authority, Refunding RB
Series A-1, 5.25%, 11/15/57	750	885,915
Series B, 5.00%, 11/15/37	500	587,545
Series D, 5.25%, 11/15/23(c)	910	1,038,901
Series F, 5.00%, 11/15/30	2,000	2,123,720
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,695	2,974,930
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series B, Subordinate,
4.00%, 01/01/53	675	779,665
New York State Thruway Authority, RB, Series A, Junior Lien, 5.25%, 01/01/56	920	1,093,797
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(c)	2,040	2,131,555
Series J, 5.00%, 01/01/41	2,000	2,251,040
Series K, 5.00%, 01/01/32	2,575	3,011,746
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	800	841,968
Series A, AMT, 5.00%, 07/01/41	1,040	1,173,016
Series A, AMT, 5.00%, 07/01/46	895	1,004,288
Series A, AMT, 5.25%, 01/01/50	5,625	6,386,175
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	1,655	1,875,827
Port Authority of New York & New Jersey, Refunding ARB Series 179, 5.00%, 12/01/38	575	649,992
178th Series, AMT, 5.00%, 12/01/43	500	551,825
195th Series, AMT, 5.00%, 04/01/36	750	901,065
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	640	673,555
Series 178th, AMT, 5.00%, 12/01/33	750	844,642
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/42	1,000	1,226,110
Series B, 5.00%, 11/15/40	350	418,219
Series B, 5.00%, 11/15/45	310	367,424

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	$590	$703,133
Series A, 5.00%, 11/15/50	500	582,565
Series B, 5.00%, 11/15/38	515	636,180
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(d)	1,700	1,425,977

		46,894,705

Utilities — 9.6%
Long Island Power Authority, RB
5.00%, 09/01/36	340	426,584
5.00%, 09/01/38	2,750	3,497,065
5.00%, 09/01/47	490	597,369
Series C, (AGC), 5.25%, 09/01/29	2,000	2,722,880
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	250	301,968
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/50	2,565	3,051,298
New York City Water & Sewer System, Refunding RB 4.00%, 06/15/40	1,825	2,210,987
Series HH, 5.00%, 06/15/39	1,000	1,189,990
Sub-Series AA-1, 4.00%, 06/15/50	1,000	1,197,270
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	930	1,168,629
New York State Environmental Facilities Corp., Refunding RB, Series B, 5.00%, 06/15/36	350	356,213
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	2,000	2,264,900

		18,985,153

Total Municipal Bonds in New York		240,246,904

Puerto Rico — 6.3%

State — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,146	1,282,592
Series A-1, Restructured, 5.00%, 07/01/58	4,732	5,373,943
Series A-2, Restructured, 4.33%, 07/01/40	618	683,119
Series A-2, Restructured, 4.78%, 07/01/58	1,045	1,171,090
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	2,890	913,962

		9,424,706

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	985	996,968

Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	1,545	1,628,322
Series A, Senior Lien, 5.13%, 07/01/37	445	470,823

		2,099,145

Total Municipal Bonds in Puerto Rico		12,520,819

Total Municipal Bonds — 127.3% (Cost: $231,397,450)		252,767,723

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 39.4%

County/City/Special District/School District — 4.2%
City of New York, GO
Sub-Series I-1, 5.00%, 03/01/36	$1,500	$1,704,930
Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	2,850	3,568,628
Hudson Yards Infrastructure Corp., RB(f)
5.75%, 02/15/21(c)	290	290,483
5.75%, 02/15/47	178	178,697
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series D-1, 5.00%, 11/01/38	825	854,609
Sub-Series F-1, 5.00%, 05/01/38	1,424	1,753,571

		8,350,918

Education — 2.0%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(c)	3,527	3,954,172

Housing — 1.6%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	2,830	3,174,694

State — 3.9%
New York State Dormitory Authority, RB, Series C, 5.00%, 03/15/41	1,500	1,508,565
New York State Dormitory Authority, Refunding RB, Series C, 5.00%, 03/15/39	1,000	1,252,890
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31.	1,180	1,215,388
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	1,497	1,717,859
Sales Tax Asset Receivable Corp., Refunding RB
Series A, 5.00%, 10/15/31	750	877,343
Series A, 4.00%, 10/15/32	1,000	1,130,030

		7,702,075

Transportation — 15.6%
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	6,495	6,775,978
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	2,610	2,749,113
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(f)	5,998	6,953,022
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,040	2,326,579
Port Authority of New York & New Jersey, Refunding ARB 194th Series, 5.25%, 10/15/55	1,455	1,737,779
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,549,545
Consolidated, Series 211, 5.00%, 09/01/48	1,900	2,335,480
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(f)	4,037	4,764,652
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	1,500	1,792,410

		30,984,558

Security	Par (000)	Value

Utilities — 12.1%
New York City Water & Sewer System, Refunding RB
Series BB, 5.00%, 06/15/44	$3,511	$3,654,296
Series HH, 5.00%, 06/15/32	5,310	5,404,784
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	3,751	4,426,791
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	2,000	2,443,760
Series B, 4.00%, 12/15/35	370	429,829
Series TE, Restructured, 5.00%, 12/15/41	6,868	7,777,584

		24,137,044

Total Municipal Bonds in New York		78,303,461

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.4%
(Cost: $72,455,266)		78,303,461

Total Long-Term Investments — 166.7% (Cost: $303,852,716)		331,071,184

	Shares

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(g)(h)	2,792,393	2,792,393

Total Short-Term Securities — 1.4% (Cost: $2,792,393)		2,792,393

Total Investments — 168.1% (Cost: $306,645,109)		333,863,577

Other Assets Less Liabilities — 1.4%		2,755,728

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.9)%		(43,507,762)

VMTP Shares at Liquidation Value — (47.6)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$198,611,543

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2026 to February 15, 2047, is $8,642,529. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock New York Municipal Income Trust (BNY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$410,715	$2,382,046	(a)	$—	$(368)	$—	$2,792,393	2,792,393	$71	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	60	03/22/21	$8,222	$60,370
Long U.S. Treasury Bond	25	03/22/21	4,218	163,680

				$224,050

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$224,050	$—	$224,050

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$52,474	$—	$52,474

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$224,050	$—	$224,050

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$12,746,797

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock New York Municipal Income Trust (BNY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$252,767,723	$—	$252,767,723
Municipal Bonds Transferred to Tender Option Bond Trusts	—	78,303,461	—	78,303,461
Short-Term Securities
Money Market Funds	2,792,393	—	—	2,792,393

	$2,792,393	$331,071,184	$—	$333,863,577

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$224,050	$—	$—	$224,050

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(43,492,449)	$—	$(43,492,449)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

	$—	$(137,992,449)	$—	$(137,992,449)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Statements of Assets and Liabilities (unaudited)

January 31, 2021

	BFZ	BTT	BBF	BNY

ASSETS
Investments at value — unaffiliated(a)	$816,967,004	$2,800,565,347	$232,798,697	$331,071,184
Investments at value — affiliated(b)	928,468	90,646,427	3,005,920	2,792,393
Cash	430,802	—	34,250	38,750
Cash pledged for futures contracts	531,000	—	157,000	177,000
Receivables:
Investments sold	—	—	10,000	426,067
Dividends — affiliated	34	644	40	20
Interest — unaffiliated	8,831,992	24,354,771	2,120,928	3,192,988
Variation margin on futures contracts	102,124	—	30,725	34,232
Prepaid expenses	7,710	18,516	—	5,353

Total assets	827,799,134	2,915,585,705	238,157,560	337,737,987

ACCRUED LIABILITIES
Payables:
Investments purchased	2,862,733	13,136,735	210,092	—
Accounting services fees	32,452	173,265	33,213	61,085
Income dividend distributions — Common Shares	1,190,984	4,399,548	516,735	733,148
Interest expense and fees	63,548	95,760	13,633	15,313
Investment advisory fees	402,983	974,634	113,811	171,027
Trustees’ and Officer’s fees	94,743	14,622	32,169	39,293
Other accrued expenses	77,042	196,139	—	33,193
Reorganization costs	—	—	183,459	80,936

Total accrued liabilities	4,724,485	18,990,703	1,103,112	1,133,995

OTHER LIABILITIES
TOB Trust Certificates	143,275,836	233,219,952	35,342,064	43,492,449
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)(d)(e)	—	749,689,766	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	51,799,595	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	171,300,000	—	—	94,500,000

Total other liabilities	314,575,836	982,909,718	87,141,659	137,992,449

Total liabilities	319,300,321	1,001,900,421	88,244,771	139,126,444

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$508,498,813	$1,913,685,284	$149,912,789	$198,611,543

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$439,679,321	$1,675,657,581	$134,194,799	$178,151,584
Accumulated earnings	68,819,492	238,027,703	15,717,990	20,459,959

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$508,498,813	$1,913,685,284	$149,912,789	$198,611,543

Net asset value per Common Share	$16.22	$27.14	$14.65	$15.31

(a) Investments at cost — unaffiliated	$746,099,820	$2,557,505,175	$210,268,013	$303,852,716
(b) Investments at cost — affiliated	$928,375	$90,637,514	$3,005,842	$2,792,393
(c) Preferred Shares outstanding	1,713	150	520	945
(d) Preferred Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	31,341,683	70,505,571	10,232,375	12,976,074
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.001	$0.0001	$0.001	$0.001

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended January 31, 2021

	BFZ	BTT	BBF	BNY

INVESTMENT INCOME
Dividends — affiliated	$196	$2,940	$197	$71
Interest — unaffiliated	12,212,185	45,760,384	4,515,302	6,123,816

Total investment income	12,212,381	45,763,324	4,515,499	6,123,887

EXPENSES
Investment advisory	2,366,971	5,761,998	665,588	1,006,723
Professional	53,755	78,835	38,878	38,397
Rating agency	25,553	25,552	25,553	25,553
Trustees and Officer	23,735	52,410	7,865	10,020
Accounting services	23,381	132,979	23,754	29,747
Transfer agent	18,736	41,396	13,875	14,961
Registration	5,323	11,774	4,089	4,067
Custodian	3,865	13,362	6,234	31,783
Printing and postage	1,509	2,198	1,262	1,308
Liquidity fees	—	—	2,671	—
Remarketing fees on Preferred Shares	—	—	2,618	—
Reorganization	—	—	177,819	119,568
Miscellaneous	6,216	14,576	4,372	5,279

Total expenses excluding interest expense, fees and amortization of offering costs	2,529,044	6,135,080	974,578	1,287,406
Interest expense, fees and amortization of offering costs(a)	1,256,355	3,541,246	452,434	562,872

Total expenses	3,785,399	9,676,326	1,427,012	1,850,278
Less:
Fees waived and/or reimbursed by the Manager	(380)	(21,647)	(1,443)	(119)

Total expenses after fees waived and/or reimbursed	3,785,019	9,654,679	1,425,569	1,850,159

Net investment income	8,427,362	36,108,645	3,089,930	4,273,728

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,663,290	4,802,269	304,990	174,277
Investments — affiliated	41	(1,211)	1	(368)
Futures contracts	884,492	—	43,523	52,474

	3,547,823	4,801,058	348,514	226,383

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,103,371	44,294,719	4,690,872	2,273,130
Investments — affiliated	93	5,548	78	—
Futures contracts	44,710	—	207,951	224,050

	6,148,174	44,300,267	4,898,901	2,497,180

Net realized and unrealized gain	9,695,997	49,101,325	5,247,415	2,723,563

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$18,123,359	$85,209,970	$8,337,345	$6,997,291

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	BFZ		BTT

	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,427,362	$15,302,566	$36,108,645	$65,164,868
Net realized gain (loss)	3,547,823	(4,992,260)	4,801,058	627,376
Net change in unrealized appreciation	6,148,174	22,918,213	44,300,267	37,136,626

Net increase in net assets applicable to Common Shareholders resulting from operations	18,123,359	33,228,519	85,209,970	102,928,870

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,164,889)	(14,967,273)	(26,397,286)	(52,794,572)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,813,059)	(4,493,469)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	8,145,411	13,767,777	58,812,684	50,134,298
Beginning of period	500,353,402	486,585,625	1,854,872,600	1,804,738,302

End of period	$508,498,813	$500,353,402	$1,913,685,284	$1,854,872,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BBF			BNY

	Six Months Ended 01/31/21 (unaudited)		Year Ended 07/31/20	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,089,930		$6,522,021	$4,273,728	$7,862,512
Net realized gain (loss)	348,514		(3,962,269)	226,383	(3,165,455)
Net change in unrealized appreciation	4,898,901		3,773,612	2,497,180	2,584,667

Net increase in net assets applicable to Common Shareholders resulting from operations	8,337,345		6,333,364	6,997,291	7,281,724

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(3,100,410	)(b)	(6,344,028)	(4,230,200)	(7,305,530)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—		21,473	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	5,236,935		10,809	2,767,091	(23,806)
Beginning of period	144,675,854		144,665,045	195,844,452	195,868,258

End of period	$149,912,789		$144,675,854	$198,611,543	$195,844,452

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Cash Flows (unaudited)

Six Months Ended January 31, 2021

	BFZ	BTT	BBF	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$18,123,359	$85,209,970	$8,337,345	$6,997,291
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	86,643,576	178,394,626	37,442,801	18,836,926
Purchases of long-term investments	(88,246,600)	(128,426,574)	(34,426,980)	(18,592,056)
Net purchases of short-term securities	(314,293)	(36,856,768)	(888,907)	(2,382,046)
Amortization of premium and accretion of discount on investments and other fees	4,153,933	5,350,706	285,966	982,273
Net realized gain on investments	(2,663,331)	(4,801,058)	(304,991)	(173,909)
Net unrealized appreciation on investments	(6,103,464)	(44,300,267)	(4,690,950)	(2,273,130)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	20	1,479	(21)	1
Interest — unaffiliated	(207,461)	664,052	160,359	9,553
Variation margin on futures contracts	(102,124)	—	(30,725)	(34,232)
Prepaid expenses	12,048	24,477	69,408	12,833
Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(169,948)	(293,478)	(45,771)	(30,736)
Investment advisory fees	6,542	17,887	1,801	3,076
Trustees’ and Officer’s fees	9,863	2,476	3,299	4,117
Other accrued expenses	(12,945)	(6,042)	(62,106)	(13,502)
Reorganization costs	—	—	145,165	46,263

Net cash provided by operating activities	11,129,175	54,981,486	5,995,693	3,392,722

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(7,174,662)	(26,397,286)	(3,100,410)	(4,145,856)
Repayments of TOB Trust Certificates	—	(48,604,981)	(4,403,033)	(2,743,189)
Repayments of Loan for TOB Trust Certificates	—	—	(504,145)	(2,352,204)
Net payments on redemption of Common Shares	(2,929,880)	—	—	—
Proceeds from TOB Trust Certificates	—	20,005,018	1,624,540	3,712,205
Proceeds from Loan for TOB Trust Certificates	—	—	504,146	2,352,203
Decrease in bank overdraft	(62,831)	—	—	(131)
Amortization of deferred offering costs	—	15,763	74,459	—

Net cash used for financing activities	(10,167,373)	(54,981,486)	(5,804,443)	(3,176,972)

CASH
Net increase in restricted and unrestricted cash	961,802	—	191,250	215,750
Restricted and unrestricted cash at beginning of period	—	—	—	—

Restricted and unrestricted cash at end of period	$961,802	$—	$191,250	$215,750

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,426,303	$3,818,961	$423,746	$593,608

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$430,802	$—	$34,250	$38,750
Cash pledged
Futures contracts	531,000	—	157,000	177,000

	$961,802	$—	$191,250	$215,750

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BFZ

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.86		$15.25	$14.81	$15.34	$16.35	$15.84

Net investment income(a)	0.27		0.48	0.52	0.65	0.73	0.83
Net realized and unrealized gain (loss)	0.32		0.60	0.63	(0.51)	(0.97)	0.54

Net increase (decrease) from investment operations	0.59		1.08	1.15	0.14	(0.24)	1.37

Distributions to Common Shareholders(b)
From net investment income		(0.23)	(0.47)	(0.55)	(0.67)	(0.77)	(0.86)
From net realized gain	—		—	(0.16)	—	—	—

Total distributions to Common Shareholders		(0.23)	(0.47)	(0.71)	(0.67)	(0.77)	(0.86)

Net asset value, end of period	$16.22		$15.86	$15.25	$14.81	$15.34	$16.35

Market price, end of period	$14.30		$13.79	$13.50	$12.75	$14.71	$16.76

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.98	%(d)	7.69%	8.89%	1.41%	(1.22)%	8.92%

Based on market price	5.43	%(d)	5.77%	11.96%	(8.95)%	(7.59)%	20.72%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52	%(e)	2.17%	2.76%	2.41%	2.14%	1.68%

Total expenses after fees waived and/or reimbursed	1.52	%(e)	2.17%	2.76%	2.41%	2.14%	1.68%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering cost(f)	1.01	%(e)	1.02%	1.06%	1.05%	1.07%	1.04%

Net investment income to Common Shareholders	3.38	%(e)	3.14%	3.56%	4.33%	4.73%	5.17%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$508,499		$500,353	$486,586	$472,407	$489,328	$521,335

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$396,847		$392,092	$384,055	$375,778	$385,656	$404,341

Borrowings outstanding, end of period (000)	$143,276		$143,276	$156,312	$157,126	$169,863	$183,691

Portfolio turnover rate		11%	38%	51%	45%	38%	30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$26.31		$25.60	$23.62	$23.83	$25.38	$22.73

Net investment income(a)	0.51		0.92	0.80	0.85	0.90	1.03
Net realized and unrealized gain (loss)	0.69		0.54	1.93	(0.21)	(1.50)	2.58

Net increase (decrease) from investment operations	1.20		1.46	2.73	0.64	(0.60)	3.61

Distributions to Common Shareholders from net investment income(b)		(0.37)	(0.75)	(0.75)	(0.85)	(0.95)	(0.96)

Net asset value, end of period	$27.14		$26.31	$25.60	$23.62	$23.83	$25.38

Market price, end of period	$25.95		$24.78	$23.49	$21.43	$23.14	$24.24

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.70	%(d)	6.04%	12.17%	3.04%	(2.14)%	16.57%

Based on market price	6.28	%(d)	8.84%	13.45%	(3.73)%	(0.51)%	21.67%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.03	%(f)	1.56%	2.07%	1.76%	1.49%	1.17%

Total expenses after fees waived and/or reimbursed	1.03	%(f)	1.56%	2.07%	1.76%	1.49%	1.09%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(g)	0.65	%(f)	0.67%	0.69%	0.69%	0.68%	0.61%

Net investment income to Common Shareholders	3.85	%(f)	3.60%	3.31%	3.55%	3.80%	4.30%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,913,685		$1,854,873	$1,804,738	$1,665,198	$1,679,841	$1,789,120

RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$750,000		$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$355,158		$347,316	$340,632	$16,101,317	$16,198,941	$16,927,465

Borrowings outstanding, end of period (000)	$233,220		$261,820	$261,820	$261,820	$184,115	$184,115

Portfolio turnover rate		5%	5%	21%	23%	32%	42%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	—%	—%	—%	0.01%	—%

(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBF

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$14.14		$14.14	$13.87	$14.48	$15.47	$15.14

Net investment income(a)	0.30		0.64	0.69	0.80	0.84	0.84
Net realized and unrealized gain (loss)	0.51		(0.02)	0.28	(0.59)	(0.96)	0.36

Net increase (decrease) from investment operations	0.81		0.62	0.97	0.21	(0.12)	1.20

Distributions to Common Shareholders(b)
From net investment income	(0.30	)(c)	(0.62)	(0.69)	(0.82)	(0.87)	(0.87)
Return of capital	—		—	(0.01)	—	—	—

Total distributions to Common Shareholders		(0.30)	(0.62)	(0.70)	(0.82)	(0.87)	(0.87)

Net asset value, end of period	$14.65		$14.14	$14.14	$13.87	$14.48	$15.47

Market price, end of period	$13.89		$13.32	$14.25	$13.37	$15.27	$16.00

Total Return Applicable to Common Shareholders(d)
Based on net asset value	5.99	%(e)	4.77%	7.49%	1.65%	(0.65)%	8.40%

Based on market price	6.68	%(e)	(2.07)%	12.38%	(7.08)%	1.30%	26.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.96	%(f)(g)(h)	2.19%	2.77%	2.53%	2.16%	2.01	%(i)

Total expenses after fees waived and/or reimbursed	1.96	%(f)(g)(h)	2.18%	2.77%	2.53%	2.16%	2.01	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(j)(k)	1.34	%(f)(g)(h)	1.12%	1.16%	1.15%	1.13%	1.45	%(i)

Net investment income to Common Shareholders	4.24	%(f)(h)	4.58%	5.01%	5.63%	5.72%	5.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$149,913		$144,676	$144,665	$141,808	$147,990	$157,965

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$52,000		$52,000	$52,000	$52,000	$52,000	$52,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$388,294		$378,223	$378,202	$372,708	$384,597	$403,780

Borrowings outstanding, end of period (000)	$35,342		$38,121	$39,565	$49,043	$50,028	$47,193

Portfolio turnover rate		15%	47%	36%	31%	39%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.72%, 1.72% and 1.10%, respectively.

(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016
Expense ratios	1.33%	1.11%	1.16%	—%	—%	1.38%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.09		$15.09	$14.52	$15.04	$15.94	$14.97

Net investment income(a)	0.33		0.61	0.58	0.60	0.67	0.75
Net realized and unrealized gain (loss)	0.22		(0.05)	0.52	(0.48)	(0.85)	1.02

Net increase (decrease) from investment operations	0.55		0.56	1.10	0.12	(0.18)	1.77

Distributions to Common Shareholders from net investment income(b)		(0.33)	(0.56)	(0.53)	(0.64)	(0.72)	(0.80)

Net asset value, end of period	$15.31		$15.09	$15.09	$14.52	$15.04	$15.94

Market price, end of period	$15.04		$14.10	$13.81	$12.53	$15.37	$16.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.80	%(d)	4.12%	8.33%	1.13%	(0.93)%	12.13%

Based on market price	9.13	%(d)	6.30%	14.88%	(14.61)%	(3.43)%	21.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.89	%(e)(f)	2.36%	2.73%	2.45%	2.15%	1.75%

Total expenses after fees waived and/or reimbursed	1.89	%(e)(f)	2.36%	2.73%	2.45%	2.14%	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(g)	1.31	%(e)(f)	1.16%	1.14%	1.12%	1.12%	1.11%

Net investment income to Common Shareholders	4.36	%(e)	4.06%	3.98%	4.06%	4.45%	4.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$198,612		$195,844	$195,868	$188,452	$195,029	$206,414

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$310,171		$307,243	$307,268	$299,420	$306,379	$318,428

Borrowings outstanding, end of period (000)	$43,492		$42,523	$35,517	$31,865	$32,047	$31,780

Portfolio turnover rate		6%	17%	23%	9%	16%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.77%, 1.77% and 1.19%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Trustees of BBF and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of BBF into BLE. The reorganization was approved by each Trust’s shareholders and is expected to occur during the second quarter of 2021, subject to the satisfaction of customary closing conditions.

On June 16, 2020, the Board of Trustees of BlackRock New York Municipal Income Quality Trust (BSE), BlackRock New York Municipal Income Trust II (BFY) and the Board of Trustees of BNY each approved the reorganizations of BSE and BFY into BNY. The reorganizations were approved by each Trust’s shareholders and are expected to occur during the second quarter of 2021, subject to the satisfaction of customary closing conditions.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total

BFZ	$102,687	$325,199	$96,755	$524,641
BTT	204,926	402,808	332,443	940,177
BBF	28,288	69,103	34,854	132,245
BNY	35,274	90,880	33,058	159,212

For the six months ended January 31, 2021, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$340,413,653		$143,275,836		0.05% — 0.25%	$143,275,836	0.73%
BTT	420,571,527		233,219,952		0.07 — 0.34	246,187,097	0.76
BBF	65,802,836		35,342,064		0.06 — 0.27	35,044,746	0.75

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

BNY	$78,303,461		$43,492,449		0.06% — 0.20%	$43,803,006	0.72%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2021.

For the six months ended January 31, 2021, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BBF	$—	—%	$2,740	0.71%
BNY	—	—	38,351	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BBF	BNY

Investment advisory fees	0.58%	0.57%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

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Notes to Financial Statements (unaudited) (continued)

For purposes of calculating these fees, for each Trust except for BTT, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2021, the amounts waived were as follows:

Trust Name	Amounts Waived

BFZ	$380
BTT	21,647
BBF	1,443
BNY	119

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended January 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales

BFZ	$91,109,333	$86,643,576
BTT	141,563,309	178,309,626
BBF	34,637,072	36,701,720
BNY	18,592,056	19,237,993

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of July 31, 2020, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring

BFZ	$5,543,220
BTT	23,773,729
BBF	6,960,360
BNY	8,204,990

As of January 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BFZ	$604,694,236	$71,085,005	$(1,114,896)	$69,970,109
BTT	2,418,439,952	243,768,986	(4,217,116)	239,551,870
BBF	177,943,959	22,768,508	(41,963)	22,726,545
BNY	263,417,021	27,579,119	(400,963)	27,178,156

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

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Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 01/31/21	Year Ended 07/31/20

BBF	—	1,507

For the six months ended January 31, 2021 and the year ended July 31, 2020, shares issued and outstanding remained constant for BFZ, BTT and BNY.

BFZ, BBF and BNY participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each of BFZ, BBF and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

On September 28, 2020, each of BFZ, BBF and BNY announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each of BFZ, BBF and BNY may repurchase through November 30, 2021, up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended January 31, 2021, BBF and BNY did not repurchase any shares.

The total cost of the shares repurchased is reflected in BFZ’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BFZ

	Shares	Amounts

Six Months Ended January 31, 2021	209,100	$2,813,059
Year Ended July 31, 2020	352,102	4,493,469

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

BBF	09/15/11	342	$34,200,000	10/01/41
	05/16/16	178	17,800,000	10/01/41

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BBF

Expiration date	04/30/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

BBF	Aa1	AAA

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BBF’s special rate period has commenced on October 22, 2015 and has a current expiration date of April 15, 2021.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2021, the annualized dividend rate for the VRDP Shares was 0.95%.

For the six months ended January 31, 2021, VRDP Shares issued and outstanding of the VRDP Trust remained constant.

VMTP Shares

BFZ and BNY (for purposes of this section, a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

BFZ	03/22/12	1,713	$171,300,000	03/30/22	Aa2	AAA
BNY	03/22/12	945	94,500,000	03/30/22	Aa2	AAA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BNY

Dividend rates	0.85%	0.85%

For the six months ended January 31, 2021, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Trust Name	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date

BTT	01/10/13	50	50	$250,000,000	12/31/30
	01/30/13	50	50	250,000,000	12/31/30
	02/20/13	50	50	250,000,000	12/31/30

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (unaudited) (continued)

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2021, the average annualized dividend rate for the RVMTP Shares was 0.69%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the six months ended January 31, 2021, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2021, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization

BFZ	$731,714	$—
BTT	2,585,305	15,764
BBF	245,730	74,459
BNY	403,660	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

Trust Name	Dividend Per Common Share						Preferred Shares(a)
	Paid	(b)	Declared	(c)	Declared	(d)	Shares	Series	Declared

BFZ	$0.038000		$0.043000		$—		VMTP	W-7	$102,639
BTT	0.062400		0.062400		—		RVMTP	W-7	380,348

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Notes to Financial Statements (unaudited) (continued)

	Dividend Per Common Share						Preferred Shares(a)

Trust Name	Paid	(b)	Declared	(c)	Declared	(d)	Shares	Series	Declared

BBF	$0.050500		$0.050500		$0.050500		VRDP	W-7	$34,747
BNY	0.056500		0.056500		0.118166		VMTP	W-7	56,622

(a)	Dividends declared for period February 1, 2021 to February 28, 2021.
(b)	Net investment income dividend paid on March 1, 2021 to Common Shareholders of record on February 16, 2021.
(c)	Net investment income dividend declared on March 1, 2021, payable to Common Shareholders of record on March 15, 2021.
(d)	Net investment income special dividend declared on March 19, 2021, payable to Common Shareholders of record on April 8, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock Municipal Income Investment Trust held on Tuesday, December 15, 2020, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(E). The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock Municipal Income Investment Trust (“BBF”) were being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BBF and BlackRock Municipal Income Trust II (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “BBF Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BBF’s assets and the assumption by the Acquiring Fund of substantially all of BBF’s liabilities in exchange solely for newly issued common shares and Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BBF, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BBF of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BBF in accordance with its Agreement and Declaration of Trust and Delaware law (the “BBF Reorganization”).

With respect to Proposal 1(E), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain

BBF	5,389,406	280,971	188,457

Preferred Shareholders

Proposal 1(F). The VRDP holders of BBF were being asked to vote as a separate class on a proposal to approve the BBF Reorganization Agreement and the BBF Reorganization.

With respect to Proposal 1(F), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain

BBF	520	—	—

At a Joint Special Meeting of Shareholders of BlackRock New York Municipal Income Trust held on Tuesday, December 15, 2020 and adjourned to Friday, January 21, 2021, Trust shareholders were asked to vote on the following proposals:

Preferred Shareholders

Proposal 1(E). The holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock New York Municipal Income Trust (the “Acquiring Fund”) were being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock New York Municipal Income Quality Trust and the Acquiring Fund (the “BSE Reorganization Agreement”) and the transactions contemplated therein.

With respect to Proposal 1(E), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BNY	945	—	—

Proposal 1(F). The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock New York Municipal Income Trust II and the Acquiring Fund (the “BFY Reorganization Agreement”) and the transactions contemplated therein.

With respect to Proposal 1(F), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BNY	945	—	—

Common and Preferred Shareholders

Proposal 2(A). The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock New York Municipal Income Trust (the “Acquiring Fund”) were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock New York Municipal Income Quality Trust and the Acquiring Fund.

With respect to Proposal 2(A), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BNY	6,411,086	482,385	299,353

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Additional Information  (continued)

Proposal 2(B). The common shareholders and VMTP Holders of the Acquiring Fund were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock New York Municipal Income Trust II and the Acquiring Fund.

With respect to Proposal 2(B), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain

BNY	6,436,692	456,022	300,110

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	69

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent, VMTP Redemption and Paying Agent and RVMTP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	71

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-01/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2030 Target Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2030 Target Term Trust

Date: April 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2030 Target Term Trust

Date: April 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2030 Target Term Trust

Date: April 5, 2021

4